UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21474

Oppenheimer Rochester Limited Term California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2017

Item 1. Reports to Stockholders.

Annual Report 7/31/2017

OppenheimerFunds®
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# Oppenheimer Rochester® Limited Term California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal 5 Year (4-6) Index
1-Year	-0.81%	-3.05%	0.80%
5-Year	1.97	1.50	2.06
10-Year	3.01	2.78	3.99

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a

2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester Limited Term California Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of July 31, 2017, the Class A shares provided a distribution yield at net asset value (NAV) of 3.43% and were ranked second, behind this Fund’s Class Y shares, for distribution yield at NAV in Lipper’s California Short-Intermediate Municipal Debt Funds category. Falling bond prices late in the reporting period, however, caused the Fund’s NAV to decline, and its total return for the reporting period was negative.

MARKET OVERVIEW

During this reporting period, U.S. equities rallied and yields on AAA-rated municipal bonds and Treasury securities improved. The price declines in the municipal bond market, which were most notable immediately after Election Day, depressed the total return of this Fund’s benchmark, which is a widely used index of the performance of the general muni market.

On June 14, 2017, the Fed Funds target rate was raised by one-quarter of 1 percentage point to a range of 1.00% to 1.25%, and the Federal Reserve Open Market Committee

The average distribution yield in Lipper’s California Short-Intermediate Municipal Debt Funds category was 1.57% at the end of this reporting period. At 3.43%, the distribution yield at NAV for this Fund’s Class A shares was 186 basis points higher than the category average.

(FOMC) signaled plans for one more rate increase in 2017. Citing continued U.S. economic growth and job market strength, the Fed also announced it would begin to

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.43%
Dividend Yield with sales charge	3.35
Standardized Yield	1.75
Taxable Equivalent Yield	3.60
Last distribution (7/25/17)	$0.0090
Total distributions (8/1/16 to 7/31/17)	$0.1130

Endnotes for this discussion begin on page 16 of this report.

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reduce its $4.5 trillion holdings of bonds and other securities later this year.

At the July 26, 2017 meeting, the FOMC announced its decision to maintain the target range for the Fed Funds rate to the range that had been set in June. According to the Fed’s press release, the FOMC “expects that economic conditions will evolve in a manner that will warrant gradual increases” to the Fed Funds rate. Additionally, the “balance sheet normalization program” for reducing its holdings will begin “relatively soon, provided the economy evolves broadly as anticipated.”

The benchmark interest rate was raised in December 2016 and in March 2017, each time by one-quarter of 1 percentage point. At a press conference after the March 2017 meeting, Chairman Janet Yellen said “The simple message is—the economy is doing well. The unemployment rate has moved way down, and many more people are feeling optimistic about their labor prospects.”

From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

The yield curve for high-grade municipal bonds was higher at the end of this reporting period than on July 29, 2016, the last business day of the previous reporting period. The median yield on 30-year, AAA-rated muni bonds stood at 2.89% on July 31, 2017, up 62 basis points from July 29, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.07% on July 31, 2017, up 62 basis points from the July 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.85%, up 40 basis points from the July 2016 date.

The Treasury yield curve also was higher at the end of the reporting period than on July 29, 2016. While the Treasury yield curve maintained its shape – moving up uniformly – the muni yield curve steepened as the yields on longer-term munis rose more than the yields on shorter-term munis. While a steepening yield curve reflects investors’ expectations for a stronger economy and, perhaps, rising inflation, we note that high-grade munis with maturities of 15 years or more continued to offer taxpayers in all federal tax brackets more favorable after-tax yields than Treasury securities with comparable maturities; Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on

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low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

On June 30, 2017, Gov. Jerry Brown approved a $183.2 billion all-funds budget for fiscal year 2018. The spending plan significantly increases funding for public schools and provides money to repair roads and bridges, pay down debt, fund the earned income tax credit and provide Medi-Cal healthcare for millions of Californians. The budget also calls for a $6 billion supplemental payment to the state’s public employee retirement system that is designed to reduce unfunded liabilities, stabilize contribution rates, and save taxpayers $11 billion over the next two decades. Moody’s Investors Service cited it as a “credit positive development because it suggests the state will aggressively counter a projected rise in its unfunded pension liabilities.” As of July 2017, the balance in California’s Budget Stabilization Account stood at $8.5 billion, according to a Department of Finance spokesman, and was projected to grow to more than $12 billion in 3 years.

During this reporting period, the Port of Oakland, which manages a $1 billion debt portfolio for maritime infrastructure and the Oakland International Airport, announced a new construction program designed to help it remain competitive. In April 2017, construction began on a project to raise six cranes by 26 feet so they can reach containers stacked aboard the largest ships, and work on a 283,000-square-foot refrigerated warehouse began one month later. The ground-breaking for a 440,000-square-foot seaport logistics complex warehouse is scheduled for late 2017. The port reported a record $338 million in operating revenue for fiscal year 2016, and Fitch Ratings upgraded the port’s bond rating to A, from A-minus, in January 2017.

The Federal Railroad Administration extended the deadline for constructing the first part of a high-speed rail line from Los Angeles to San Francisco to 2022, from 2018. The project received a federal grant of $928 million grant to complete 118 miles of rail structures in the Central Valley. Additionally the railroad administration is now requiring the state to pay its matching share of a separate stimulus grant (approximately $2 billion) before drawing on the $928-million grant. Construction cost estimates have escalated to $68 billion, from $33 billion. The first phase of the project is running at least 4 years behind schedule.

Late in this reporting period, the International Olympic Committee chose Los Angeles to host the 2028 Olympic Games. Officials expect the buildout of the city’s mass transit system – which will be supported in part by a transportation sales tax that was approved by voters in November 2016 – to be completed prior to the event. They also have said that the required spending will not adversely affect the city’s general fund or its ongoing infrastructure projects.

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In March 2017, California sold $2.4 billion in tax-exempt G.O. bonds. Of this amount, $1.9 billion were G.O. refunding bonds. In a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. The proceeds of the new bonds are then escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued paper. The second series was $500 million in general obligation refunding bonds, which will be used to refund certain outstanding general obligation bonds for debt service savings.

As of July 31, 2017, California’s G.O. bonds were rated Aa3 by Moody’s and AA-minus by S&P Global (S&P) and Fitch. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

In August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which was enacted in June 2016.

At the outset of this reporting period, the Rochester complex received 100% of the payments owed on holdings backed by Puerto Rico’s sales and use tax (COFINA bonds) and

100% of the payments owed on its Municipal Finance Authority holdings. The Government Development Bank of Puerto Rico (GDB), the Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA) did not make their August 1, 2016 payments, and the Commonwealth also failed to make an interest payment of $1.3 million on its G.O. debt.

In September 2016, S&P downgraded several senior unsecured GDB bonds GDB after the GDB failed to make August 1 and September 1, 2016 interest payments.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Alejandro García Padilla violated PROMESA by declaring a moratorium on payments of constitutionally backed debt.

The fiscal plan presented to the federal oversight board on October 14 by then-Gov. Padilla was immediately challenged by Carlos Garcia, a member of the oversight board. He took issue with the government’s assessment of its fiscal situation.

Ricardo Rosselló Nevares, who was elected governor of the Commonwealth in November 2016, began his term in office by signing several executive orders related to fiscal and economic conditions in the Commonwealth, including a measure that required reductions in the operating expenses of all government agencies. Gov. Rosselló also ordered the use of zero-base budgets beginning with fiscal

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2018 (which began July 1, 2017) and the creation of an entity to expedite the approvals of permits and certifications for infrastructure projects.

On January 3, 2017, PREPA made its $192.5 million interest payment in full. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively. The Commonwealth, as expected, failed to pay

$358 million of interest on its G.O. bonds on January 3.

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines set forth in PROMESA. The federal oversight board was amenable but imposed certain conditions, including a commitment not to take more loans to provide short-term liquidity. Simultaneously, the federal oversight board told Gov. Rosselló that his plan had to

7 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

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make spending cuts and certain revenue increases.

Also in January 2017, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, originally slated to expire at the end of 2017, has historically been a significant source of government revenue. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which had given the former governor the power to suspend debt payments.

Full coupon payments were made on February 1, 2017, on COFINAs as well as bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority), and PRHTA (its highways and transportation authority). However, the GDB, PFC and PRIFA failed to make certain payments on that date.

In February 2017, Gov. Rosselló discussed his 10-year fiscal plan. The plan called for cuts in government spending and for funds to be set aside for future debt service obligations, but it did not meet the federal oversight board’s requirement that certain fiscal adjustments be made to close the fiscal 2019 budget gap. The federal oversight board called for emergency spending cuts on March 8 based on concerns about the Commonwealth’s liquidity and the need to reduce spending immediately; shortly thereafter, the board approved an amended plan and established a number of milestones for the Rosselló administration.

In other developments related to the fiscal plan, the federal fiscal 2018 budget proposal that President Trump announced in May 2017 calls for $1.59 billion to fund Medicaid in Puerto Rico, an increase of $1.24 billion versus the previous Medicaid cap for the Commonwealth. Puerto Rico officials did not adjust the Commonwealth’s fiscal plan, which assumes the federal government’s Medicaid allocation is zero.

Despite the portfolio management team’s multi-year efforts to reach negotiated settlements with various issuers in Puerto Rico, the federal oversight board in May 2017 commenced proceedings under Title III of PROMESA, similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the PRHTA and the Employee Retirement System. The commencement of these proceedings effectively blocked various lawsuits that had been filed soon after the May 1 expiration of the stay of litigation, which had been included in PROMESA and subsequently extended.

The Commonwealth held a vote regarding statehood in June. Those who voted in the nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted.

The Puerto Rico Electric Power Authority (PREPA) and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a

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restructuring support agreement (RSA) whose terms were agreed on in September 2015. In December 2016, PREPA and its forbearing bondholders agreed to extend the RSA until March 31, 2017; further extensions pushed the RSA’s expiration until the end of June 2017.

PREPA allowed the nearly finalized RSA to terminate in late June 2017, even though the forbearing creditors had offered to extend the agreement again. On July 2, 2017, the federal oversight board commenced PREPA’s Title III proceeding; the utility did not make its July 3 payments of principal and interest.

In Title III, the unresolved issues among debtors and creditors will proceed along separate tracks: mediation and litigation. While court-facilitated mediation may be an effective and efficient process, investors should be aware that protracted litigation remains a very real possibility. These developments affect current dividend distribution calculations for funds with holdings subject to Title III. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

In late June 2017, the federal oversight board approved its own consolidated budget and earmarked more than $900 million for debt-service obligations. The new budget came as a response to the governor’s proposed $9.56 billion general fund budget, which had been released in May and had called for a 6.3%

increase in spending but very limited money available for debt service, inconsistent with the requirements of PROMESA.

In mid-July 2017, the federal oversight board approved a restructuring plan for the GDB, giving bondholders between 55% and 75% of the face value of their debt; the size of the “haircut” depends on the interest rate of the newly issued debt. In late July, the mayor of San Juan announced intentions to challenge this plan as a means to protect the city’s GDB deposits. (This Fund’s holdings of GDB securities represent less than one-hundredth of 1% of its assets; no other Oppenheimer Rochester fund holds GDB securities.)

Please note: Shortly after the end of this reporting cycle, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018, ordered 5% spending cuts and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Puerto Rico’s cash position as of June 30, 2017 was $1.5 billion higher than Judge Swain had been told it would be, according to figures released in early August, raising new questions about why the Commonwealth claimed it could not make debt payments.

Tax collections in July, the first month of the fiscal 2018, were $20 million to $30 million ahead of budget, according to Puerto Rico’s treasury secretary; in fiscal 2017, tax collections exceeded forecasts by 2.6%, or $235 million. The unemployment rate in July dropped to 9.8%, which was lower than

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it had been since early 2008. Also in early August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget (submitted to the board in late April) and other documents under wraps.

At an August 9 hearing, Judge Swain approved an agreement establishing a procedure to resolve, by December 15, the debt dispute between Puerto Rico and certain COFINA bondholders. Debt restructurings for GDB securities, which were approved by the Puerto Rico Legislature two days later, have yet to receive approval from the U.S. District Court.

In September, two hurricanes – Irma and Maria – caused damage on Puerto Rico. Irma passed to the north of the Commonwealth, but Maria made landfall and damage from it was extensive.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term California Municipal Fund held more than 695 securities as of July 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 0.95 cents per share at the outset of this reporting period, was reduced to 0.90 cents per share beginning with the June 2017 payout. In all, the Fund distributed 11.3 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can cause it at times to underperform the overall market and its own benchmark, the Bloomberg Barclays Municipal Bond 5 Year (4-6) Index; that was the case this reporting period. The Fund had a highly ranked distribution yield at NAV, as noted earlier, and a taxable equivalent yield of 3.60% this reporting period. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

Five of the Fund’s eight largest sectors were also the five strongest performers this reporting period. High-yielding tobacco bonds, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), constituted the Fund’s fourth largest sector as of July 31, 2017 and were ranked first in terms of favorable contribution to performance. Other strong performers were the Fund’s second largest sector (Special Tax), its fifth (hospital/healthcare), its sixth (tax increment financing, also known as TIFs) and its eighth (marine/aviation facilities).

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Research-based security selection continued to be a factor in the strong performance of these sectors. Special Tax securities are land development bonds that help finance the infrastructure needs of new real estate development. We continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities. The Fund’s investments in the hospital/healthcare sector consists of securities across the credit spectrum, but most are investment grade. The credit quality of TIF securities, which are traditionally used for urban and suburban renewal projects, typically improves when a strengthening economy or inflation leads to increased tax collections. Many of the Fund’s investments in the marine/aviation facilities sector are high-grade bonds that are backed by valuable collateral.

Of the Fund’s 28 sectors, five detracted from the Fund’s total return during the reporting period. Securities in the sales tax revenue sector, the Fund’s eleventh largest, were adversely affected by developments in Puerto Rico as were the PREPA securities in this Fund’s electric utilities sector (as discussed above). Also detracting from the Fund’s performance was the municipal leases sector, the Fund’s third largest, and two very small sectors: government appropriation and multi-utilities.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned G.O. bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico – including some of the G.O.s and sales tax revenue bonds – are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. This Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. The Fund may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the

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percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES
General Obligation	15.5%
Special Tax	14.6
Municipal Leases	9.4
Tobacco Master Settlement Agreement	9.3
Hospital/Healthcare	9.2
Tax Increment Financing (TIF)	6.1
Water Utilities	5.6
Marine/Aviation Facilities	5.3
Electric Utilities	3.3
Higher Education	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2017 and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	4.2%	0.2%	4.4%
AA	27.7	0.0	27.7
A	28.0	2.4	30.4
BBB	13.6	12.0	25.6
BB or lower	11.0	0.9	11.9
Total	84.5%	15.5%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS
As of 7/31/17
	Without Sales Charge	With Sales Charge
Class A	3.43%	3.35%
Class B	2.61	N/A
Class C	2.74	N/A
Class Y	3.64	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 7/31/17
Class A	1.75%
Class B	1.04
Class C	1.03
Class Y	2.02

TAXABLE EQUIVALENT YIELDS
As of 7/31/17
Class A	3.60%
Class B	2.14
Class C	2.12
Class Y	4.16

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	-0.81%	1.97%	3.01%	3.83%
Class B (OLCBX)	2/25/04	-1.53	1.19	2.45	3.58
Class C (OLCCX)	2/25/04	-1.56	1.26	2.23	3.03
Class Y (OLCYX)	11/29/10	-0.57	2.27	N/A	3.41
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/17
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	-3.05%	1.50%	2.78%	3.65%
Class B (OLCBX)	2/25/04	-5.37	1.01	2.45	3.58
Class C (OLCCX)	2/25/04	-2.52	1.26	2.23	3.03
Class Y (OLCYX)	11/29/10	-0.57	2.27	N/A	3.41

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond 5 Year (4-6) Index, which is the 4- to 6- year component of the Bloomberg Barclays Municipal Bond Index. The latter is an index of a broad range of investment-grade municipal bonds and a measure of the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.009 for the 28-day accrual period ended July 25, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 25, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that

16 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0071, $0.0072 and $0.0096, respectively, for the 28-day accrual period ended July 25, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s California Short-Intermediate Municipal Debt Funds category is based on 22 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and California tax rate of 51.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

17 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

18 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During 6 Months Ended July 31, 2017
Class A	$ 1,000.00	$ 1,004.90	$ 4.53
Class B	1,000.00	1,004.00	8.28
Class C	1,000.00	1,001.20	8.32
Class Y	1,000.00	1,006.10	3.34

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.28	4.57
Class B	1,000.00	1,016.56	8.33
Class C	1,000.00	1,016.51	8.38
Class Y	1,000.00	1,021.47	3.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.91%
Class B	1.66
Class C	1.67
Class Y	0.67

20 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2017

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—101.9%
California—88.9%
$530,000	Adelanto, CA Improvement Agency, Series B	5.500%	12/01/2023	12/01/2017	A	$534,060
685,000	Adelanto, CA Public Financing Authority, Series B1,2	6.300	09/01/2028	09/01/2017	A	688,000
4,865,000	Adelanto, CA Public Utility Authority	5.000	07/01/2024	05/17/2019	A	4,953,397
100,000	Adelanto, CA Public Utility Authority	5.875	07/01/2022	07/01/2019	A	106,244
200,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	212,760
600,000	Adelanto, CA Public Utility Authority	6.250	07/01/2026	07/01/2019	A	638,514
975,000	Adelanto, CA Public Utility Authority	6.625	07/01/2031	07/01/2019	A	1,042,470
12,725,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	07/01/2019	A	13,710,933
1,750,000	Alameda, CA Corridor Transportation Authority[2]	5.000	10/01/2029	10/01/2023	A	2,065,630
25,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)[2]	5.125	05/01/2019	08/31/2017	A	25,078
180,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)[2]	5.125	05/01/2023	08/31/2017	A	180,560
5,000	Aromas, CA Water District[1]	5.600	09/01/2018	09/01/2017	A	5,012
15,000	Atwater, CA Redevel. Agency (Downtown Redevel.)[2]	5.500	06/01/2019	08/31/2017	A	15,029
25,000	Auburn, CA Union School District COP	5.750	09/01/2017	09/01/2017		25,095
3,580,000	Azusa, CA Special Tax Community Facilities District 05-1	5.000	09/01/2027	09/01/2017	A	3,585,764
2,505,000	Baldwin Park, CA Unified School District[2]	5.000	08/01/2028	08/01/2026	A	3,040,293
655,000	Beaumont, CA Financing Authority, Series A	5.000	09/01/2027	09/01/2023	A	729,768
195,000	Beaumont, CA Financing Authority, Series A	5.250	09/01/2024	09/01/2021	A	217,776
220,000	Beaumont, CA Financing Authority, Series A	5.375	09/01/2025	09/01/2021	A	245,005
120,000	Beaumont, CA Financing Authority, Series A	7.000	09/01/2023	09/01/2017	A	120,421
740,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2025	09/12/2024	B	867,717
100,000	Beaumont, CA Financing Authority, Series C	4.750	09/01/2028	09/01/2017	A	101,824
25,000	Bell, CA Community Redevel. Agency Tax Allocation[2]	5.625	10/01/2033	08/31/2017	A	25,048
105,000	Blythe, CA Financing Authority (City Hall & County Courthouse)[2]	5.500	09/01/2027	09/01/2017	A	105,386

21 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$45,000	Brea & Olinda, CA Unified School District COP[2]	5.500%	08/01/2017	08/01/2017		$45,000
100,000	Buena Park, CA Community Redevel. Agency[2]	5.250	09/01/2025	09/01/2018	A	104,197
100,000	Buena Park, CA Community Redevel. Agency[2]	5.625	09/01/2033	09/01/2018	A	104,496
50,000	CA ABAG Finance Authority for Nonprofit Corporations (Children’s Hospital & Research Center at Oakland)	5.250	12/01/2027	12/01/2017	A	50,753
250,000	CA ABAG Finance Authority for NonProfit Corporations (Episcopal Senior Communities)[2]	5.000	07/01/2024	07/01/2022	A	282,947
5,000	CA ABAG Finance Authority for NonProfit Corporations COP[2]	5.600	11/01/2023	08/31/2017	A	5,017
5,000	CA ABAG Finance Authority for NonProfit Corporations COP[2]	5.800	03/01/2023	09/01/2017	A	5,018
205,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[2]	5.350	10/01/2029	08/31/2017	A	205,244
360,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.500	01/01/2033	12/31/2017	A	359,968
235,000	CA Bay Area Governments Association[2]	6.000	12/15/2024	12/15/2017	A	239,430
490,000	CA Communities Transportation Revenue COP[2]	5.250	06/01/2023	06/01/2022	A	569,517
515,000	CA Communities Transportation Revenue COP[2]	5.250	06/01/2024	06/01/2022	A	594,109
545,000	CA Communities Transportation Revenue COP[2]	5.250	06/01/2025	06/01/2022	A	623,954
575,000	CA Communities Transportation Revenue COP[2]	5.250	06/01/2026	06/01/2022	A	653,712
605,000	CA Communities Transportation Revenue COP[2]	5.250	06/01/2027	06/01/2022	A	684,037
55,000	CA Community College Financing Authority (GCCCD / PCCD / STTJCCD Obligated Group)[2]	5.000	04/01/2021	10/01/2017	A	55,366
680,000	CA Community College Financing Authority (GCCCD / PCCD / STTJCCD Obligated Group)[2]	5.625	04/01/2026	10/01/2017	A	685,127
30,000	CA County Tobacco Securitization Agency (Golden Gate Tobacco)	4.500	06/01/2021	06/01/2018	B	29,895
510,000	CA County Tobacco Securitization Agency (TASC)[2]	5.000	06/01/2026	11/23/2019	B	506,481
505,000	CA County Tobacco Securitization Agency (TASC)	5.100 [3]	06/01/2028	08/17/2022	B	501,606
130,000	CA County Tobacco Securitization Agency (TASC)[2]	5.500	06/01/2033	08/31/2017	A	130,484

22 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$5,070,000	CA County Tobacco Securitization Agency (TASC)[2]	5.750%	06/01/2029	08/31/2017	A	$5,098,595
185,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875	06/01/2027	10/25/2018	B	183,744
390,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875	06/01/2035	08/31/2017	A	393,822
305,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875	06/01/2043	08/31/2017	A	306,720
5,230,000	CA County Tobacco Securitization Agency (TASC)[2]	6.000	06/01/2035	08/31/2017	A	5,286,432
435,000	CA County Tobacco Securitization Agency (TASC)[2]	6.000	06/01/2042	08/31/2017	A	439,263
520,000	CA Dept. of Water Resources (Center Valley)[2]	5.250	07/01/2022	08/31/2017	A	521,752
1,135,000	CA Educational Facilities Authority (California College of Arts & Crafts)[2]	5.000	06/01/2022	06/01/2022		1,260,656
400,000	CA Educational Facilities Authority (California College of Arts & Crafts)[2]	5.000	06/01/2024	06/01/2022	A	437,236
40,000	CA Educational Facilities Authority (California Western School of Law)[2]	5.000	10/01/2018	08/31/2017	A	40,118
80,000	CA Educational Facilities Authority (California Western School of Law)[2]	5.000	10/01/2028	08/31/2017	A	80,233
710,000	CA Educational Facilities Authority (Loma Linda University)[2]	5.000	04/01/2030	04/01/2027	A	837,679
120,000	CA Educational Facilities Authority (Southwestern Law School)[2]	5.000	11/01/2023	08/31/2017	A	120,253
5,000	CA GO2	5.000	10/01/2017	08/31/2017	A	5,017
5,000	CA GO2	5.000	10/01/2018	08/31/2017	A	5,016
5,000	CA GO2	5.000	10/01/2018	08/31/2017	A	5,016
50,000	CA GO2	5.000	06/01/2019	08/31/2017	A	50,159
5,000	CA GO2	5.000	10/01/2022	08/31/2017	A	5,016
125,000	CA GO2	5.000	11/01/2022	11/01/2017	A	126,322
40,000	CA GO2	5.000	11/01/2022	11/01/2017	A	40,423
20,000	CA GO2	5.000	10/01/2023	08/31/2017	A	20,063
35,000	CA GO2	5.000	10/01/2023	08/31/2017	A	35,111
2,085,000	CA GO2	5.000	11/01/2024	11/01/2017	A	2,106,955
4,000,000	CA GO2	5.000	08/01/2028	08/01/2025	A	4,861,920
5,000	CA GO2	5.000	10/01/2028	08/31/2017	A	5,015
2,000,000	CA GO2	5.000	09/01/2030	09/01/2026	A	2,422,380
5,000,000	CA GO2	5.000	09/01/2030	09/01/2026	A	6,055,950
820,000	CA GO2	5.000	11/01/2032	11/01/2017	A	828,618
65,000	CA GO2	5.000	11/01/2032	11/01/2017	A	65,683
420,000	CA GO2	5.000	11/01/2032	11/01/2017	A	424,124
20,000	CA GO2	5.125	10/01/2027	08/31/2017	A	20,064
5,000	CA GO2	5.200	11/01/2031	08/31/2017	A	5,016

23 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$25,000	CA GO2	5.250%	04/01/2018	08/31/2017	A	$25,085
25,000	CA GO2	5.250	04/01/2019	08/31/2017	A	25,085
25,000	CA GO2	5.250	04/01/2021	08/31/2017	A	25,084
195,000	CA GO2	5.250	06/01/2021	12/01/2017	A	197,929
4,970,000	CA GO2	5.250	09/01/2024	09/01/2021	A	5,779,414
15,000	CA GO2	5.375	06/01/2026	12/01/2017	A	15,229
110,000	CA GO2	5.375	06/01/2026	12/01/2017	A	111,680
35,000	CA GO2	5.500	04/01/2019	10/01/2017	A	35,279
10,000	CA GO2	5.500	03/01/2020	09/01/2017	A	10,040
5,000	CA GO2	5.500	03/01/2020	09/01/2017	A	5,020
20,000	CA GO2	5.500	10/01/2022	10/01/2017	A	20,158
5,000	CA GO2	5.600	09/01/2021	09/01/2017	A	5,020
65,000	CA GO2	5.600	09/01/2021	09/01/2017	A	65,262
80,000	CA GO2	5.625	10/01/2021	10/01/2017	A	80,649
235,000	CA GO2	5.625	10/01/2023	10/01/2017	A	236,899
10,000	CA GO2	5.625	09/01/2024	09/01/2017	A	10,040
40,000	CA GO2	5.625	05/01/2026	08/31/2017	A	40,144
10,000	CA GO2	5.625	10/01/2026	10/01/2017	A	10,080
5,000	CA GO2	5.750	11/01/2017	11/01/2017		5,063
1,000,000	CA GO2	5.750	11/01/2017	11/01/2017		1,012,700
85,000	CA GO2	5.750	03/01/2023	09/01/2017	A	85,352
230,000	CA GO2	5.900	04/01/2023	10/01/2017	A	231,962
1,465,000	CA GO2	5.900	04/01/2023	10/01/2017	A	1,477,496
75,000	CA GO2	5.900	03/01/2025	09/01/2017	A	75,318
5,000	CA GO2	6.000	05/01/2018	11/01/2017	A	5,066
5,000	CA GO2	6.000	08/01/2019	02/01/2018	A	5,132
55,000	CA GO2	6.000	10/01/2021	10/01/2017	A	55,480
45,000	CA GO2	6.000	03/01/2024	09/01/2017	A	45,195
5,000	CA GO2	6.000	05/01/2024	11/01/2017	A	5,065
90,000	CA GO2	6.000	08/01/2024	02/01/2018	A	92,351
450,000	CA GO2	6.250	10/01/2019	10/01/2017	A	454,140
680,000	CA GO2	6.250	10/01/2019	10/01/2017	A	686,256
1,850,000	CA Golden State Tobacco Securitization Corp.[2]	5.000	06/01/2027	06/01/2027		2,219,852
1,560,000	CA Golden State Tobacco Securitization Corp.[2]	5.000	06/01/2028	06/01/2027	A	1,855,261
2,090,000	CA Golden State Tobacco Securitization Corp.[2]	5.000	06/01/2029	06/01/2027	A	2,466,221
1,750,000	CA Health Facilities Financing Authority (Cedars-Sinai Medical Center)[2]	5.000	11/15/2032	11/15/2025	A	2,055,585
1,440,000	CA Health Facilities Financing Authority (DHlth/ BMH/CmntyHOSB/MSrH/SFMH/ SNVMMH/CMF Obligated Group)[2]	5.500	07/01/2025	07/01/2018	A	1,499,990
1,750,000	CA Health Facilities Financing Authority (El Camino Hospital)[2]	5.000	02/01/2032	02/01/2025	A	1,987,282
3,000,000	CA Health Facilities Financing Authority (El Camino Hospital)[2]	5.000	02/01/2033	02/01/2025	A	3,396,000

24 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$5,000	CA Health Facilities Financing Authority (FF/OCTC/SCADP Obligated Group)[2]	6.500%	12/01/2022	08/31/2017	A	$5,023
825,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)[2]	5.625	07/01/2019	08/31/2017	A	828,019
30,000	CA Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center)[2]	5.250	06/01/2023	08/31/2017	A	30,095
1,000,000	CA Health Facilities Financing Authority (SHlth/EMC/MPHS/ PAMFHCR&E/SCHosp/SCVH/ SEBH/SGMF/SHSSR/SMF/SMCCV Obligated Group)[2]	5.250	08/15/2031	08/15/2021	A	1,146,000
1,800,000	CA Health Facilities Financing Authority (SHlth/MPHS/ SBMF/SCHosp/SEBH/SBH/ SGMF/SVlyH/SVMF/SVNA&H Obligated Group)[2]	5.000	11/15/2031	11/15/2027	A	2,173,266
1,800,000	CA Health Facilities Financing Authority (SHlth/MPHS/ SBMF/SCHosp/SEBH/SBH/ SGMF/SVlyH/SVMF/SVNA&H Obligated Group)[2]	5.000	11/15/2032	11/15/2027	A	2,160,720
3,000,000	CA Health Facilities Financing Authority (SHlth/MPHS/ SBMF/SCHosp/SEBH/SBH/ SGMF/SVlyH/SVMF/SVNA&H Obligated Group)[2]	5.000	11/15/2033	11/15/2027	A	3,583,380
1,500,000	CA Health Facilities Financing Authority (SHlth/MPHS/ SBMF/SCHosp/SEBH/SBH/ SGMF/SVlyH/SVMF/SVNA&H Obligated Group)[2]	5.000	11/15/2035	11/15/2027	A	1,781,355
110,000	CA Health Facilities Financing Authority (Sunny View Lutheran Home)[2]	5.100	01/01/2024	08/31/2017	A	110,334
1,505,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[2]	5.000	05/01/2027	11/01/2026	A	1,814,232
775,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[2]	5.000	05/01/2028	11/01/2026	A	923,870
910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[2]	5.000	05/01/2029	11/01/2026	A	1,075,529
740,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[2]	5.000	05/01/2030	11/01/2026	A	867,783

25 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[2]	5.000%	05/01/2031	11/01/2026	A	$1,060,414
5,000,000	CA Infrastructure and Economic Devel. (Segerstrom Center for the Arts)[2]	5.000	07/01/2026	07/01/2026		6,015,750
45,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	12/31/2019	A	51,685
335,000	CA Municipal Finance Authority (Biola University)[2]	5.000	10/01/2029	10/01/2023	A	378,741
465,000	CA Municipal Finance Authority (Biola University)[2]	5.000	10/01/2030	10/01/2023	A	523,041
50,000	CA Municipal Finance Authority (Biola University)[2]	5.625	10/01/2023	10/01/2018	A	52,738
3,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[2]	5.000	02/01/2028	02/01/2027	A	3,575,910
3,400,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[2]	5.000	02/01/2029	02/01/2027	A	4,021,418
3,500,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[2]	5.000	02/01/2030	02/01/2027	A	4,092,480
2,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[2]	5.000	02/01/2031	02/01/2027	A	2,321,340
1,500,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[2]	5.000	02/01/2032	02/01/2027	A	1,727,640
1,025,000	CA Municipal Finance Authority (CHCC/SHF/FCHMC Obligated Group)[2]	5.250	02/01/2024	02/01/2019	A	1,091,943
625,000	CA Municipal Finance Authority (Creative Center Lost Altos)	4.000	11/01/2026	12/31/2023	B	629,781
2,155,000	CA Municipal Finance Authority (Eisenhower Medical Center)[2]	5.000	07/01/2030	07/01/2027	A	2,511,243
230,000	CA Municipal Finance Authority (Emerson College)[2]	5.000	01/01/2028	01/01/2022	A	254,456
1,000,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)[2]	5.000	11/01/2028	11/01/2026	A	1,168,510
440,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)[2]	5.000	11/01/2030	11/01/2024	A	493,834
1,100,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)[2]	5.000	11/01/2035	11/01/2024	A	1,217,403
750,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)[2]	5.250	11/01/2029	11/01/2026	A	886,822

26 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,580,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)[2]	5.000%	08/01/2033	08/01/2026	A	$1,845,946
1,715,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)[2]	5.000	08/01/2035	08/01/2026	A	1,991,852
1,030,000	CA Pollution Control Financing Authority (Southern California Water Company)[2]	5.500	12/01/2026	08/31/2017	A	1,033,389
15,000	CA Public Works[2]	6.625	11/01/2034	11/01/2018	A	15,042
270,000	CA Public Works (California Community Colleges)[2]	5.000	12/01/2017	08/31/2017	A	272,603
50,000	CA Public Works (California Community Colleges)[2]	5.000	10/01/2024	08/31/2017	A	50,153
15,000	CA Public Works (California Community Colleges)[2]	5.125	06/01/2025	08/31/2017	A	15,047
45,000	CA Public Works (California Community Colleges)[2]	5.125	06/01/2029	08/31/2017	A	45,142
215,000	CA Public Works (California Community Colleges)[2]	5.250	09/01/2019	09/01/2017	A	215,686
2,000,000	CA Public Works (California State Prisons)[2]	5.750	10/01/2031	10/01/2021	A	2,331,020
750,000	CA Public Works (Dept. of Corrections and Rehabilitation)[2]	5.750	11/01/2029	11/01/2019	A	827,985
10,000	CA Public Works (Dept. of Corrections)[2]	4.250	10/01/2021	08/31/2017	A	10,023
110,000	CA Public Works (Dept. of Corrections)[2]	5.000	09/01/2018	09/01/2017	A	110,321
45,000	CA Public Works (Dept. of Corrections)[2]	5.000	09/01/2018	09/01/2017	A	45,131
65,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2017	08/31/2017	A	65,223
370,000	CA Public Works (Dept. of Corrections)[2]	5.500	10/01/2018	08/31/2017	A	371,258
350,000	CA Public Works (Dept. of Corrections)[2]	5.500	10/01/2019	08/31/2017	A	351,183
45,000	CA Public Works (Dept. of Corrections)[2]	5.625	10/01/2020	08/31/2017	A	45,155
2,000,000	CA Public Works (Dept. of Forestry & Fire Protection)[2]	5.000	04/01/2026	08/31/2017	A	2,005,920
20,000	CA Public Works (Dept. of Justice Building)[2]	5.250	11/01/2020	08/31/2017	A	20,063
50,000	CA Public Works (Dept. of Justice)[2]	5.125	11/01/2017	08/31/2017	A	50,157
30,000	CA Public Works (Dept. of Mental Health)[2]	5.250	04/01/2023	08/31/2017	A	30,099
10,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	08/31/2017	A	10,034
30,000	CA Public Works (Dept. of Youth Authority)[2]	5.500	10/01/2018	08/31/2017	A	30,102

27 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$875,000	CA Public Works (Judicial Council)[2]	5.000%	03/01/2026	03/01/2023	A	$1,022,866
3,000,000	CA Public Works (Judicial Council)[2]	5.250	12/01/2026	12/01/2021	A	3,464,880
5,000	CA Public Works (Library & Courts Annex)[2]	5.000	05/01/2018	08/31/2017	A	5,018
140,000	CA Public Works (Various Community Colleges)	5.200	09/01/2017	09/01/2017		140,449
1,570,000	CA Public Works (Various Community Colleges)[2]	5.625	03/01/2019	09/01/2017	A	1,582,952
30,000	CA Public Works Board (California Highway Patrol)[2]	5.250	11/01/2020	08/31/2017	A	30,095
950,000	CA School Finance Authority Charter School (Coastal Academy)[2]	5.000	10/01/2022	05/25/2020	B	1,024,689
1,705,000	CA School Finance Authority Charter School (High Tech High Learning)[2]	5.000	07/01/2032	07/01/2027	A	1,877,120
1,375,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	5.500	07/01/2027	04/09/2024	B	1,384,336
7,000,000	CA Statewide CDA (Bakersfield Reassessment District)[2]	5.000	09/02/2022	07/03/2020	B	7,514,780
980,000	CA Statewide CDA (Cathedral City Heritage Park/Glendale Heritage Park Obligated Group)	5.200	06/01/2036	08/31/2017	A	982,881
1,500,000	CA Statewide CDA (CHF-Irvine)[2]	5.000	05/15/2030	05/15/2026	A	1,736,040
100,000	CA Statewide CDA (CHF-Irvine- UCI East Campus Apartments)[2]	6.000	05/15/2023	05/15/2018	A	104,127
45,000	CA Statewide CDA (Escrow Term)	6.750	09/01/2037	09/01/2017	A	45,112
330,000	CA Statewide CDA (Rio Bravo)	6.500	12/01/2018	11/30/2017	A	329,977
3,225,000	CA Statewide CDA (Sherman Oaks Health System)[2]	5.000	08/01/2022	12/02/2020	B	3,579,169
300,000	CA Statewide CDA (SJHS / SJHO / SJHosp / MHRMC / QVHN / SRMH / SAHS / SJHE / RMHF / CHlthSys / MHL / MHPT Obligated Group)[2]	5.125	07/01/2024	07/01/2018	A	311,838
25,000	CA Statewide CDA Community Facilities District	6.350	09/01/2021	09/01/2017	A	25,083
790,000	CA Statewide CDA COP (CVHP / CVMC / FH Obligated Group)[2]	5.125	04/01/2023	08/31/2017	A	791,477
120,000	CA Statewide CDA COP (Internext Group)[2]	5.375	04/01/2030	08/31/2017	A	120,353
280,000	CA Statewide CDA School Facilities (47th & Main)[2]	5.125	07/01/2022	06/24/2020	A	300,754
5,000	CA Statewide CDA Water & Wastewater[2]	4.000	10/01/2018	08/31/2017	A	5,012
20,000	CA Statewide CDA Water & Wastewater[2]	5.000	10/01/2031	08/31/2017	A	20,059

28 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$450,000	CA Statewide CDA Water & Wastewater[2]	5.125%	10/01/2022	08/31/2017	A	$451,377
5,000	CA Statewide CDA Water & Wastewater[2]	5.250	10/01/2027	08/31/2017	A	5,016
5,000	CA Statewide CDA Water & Wastewater[2]	5.750	10/01/2025	08/31/2017	A	5,018
3,073,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	5.625	05/01/2029	08/31/2017	A	3,091,868
1,465,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	5.625	05/01/2029	08/31/2017	A	1,473,995
3,395,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000	05/01/2037	08/31/2017	A	3,419,783
50,000	CA Water Resource Devel. GO, Series L2	4.500	08/01/2017	08/01/2017		50,000
25,000	CA Water Resource Devel. GO, Series N & P2	5.000	06/01/2020	08/31/2017	A	25,079
15,000	Calabasas, CA Special Tax Community Facilities District 98-1[1]	5.650	09/01/2020	09/01/2017	A	15,048
10,000	Calabasas, CA Special Tax Community Facilities District 98-1	5.750	09/01/2028	09/01/2017	A	10,022
15,000	Carlsbad, CA Hsg. & Redevel. Commission (Village Redevel.)[2]	5.300	09/01/2023	09/01/2017	A	15,033
30,000	Carlsbad, CA Hsg. & Redevel. Commission Tax Allocation[2]	5.250	09/01/2019	09/01/2017	A	30,079
35,000	Carlsbad, CA Improvement Bond Act 1915	5.550	09/02/2028	09/02/2017	A	35,082
30,000	Carlsbad, CA Improvement Bond Act 1915	6.000	09/02/2022	09/02/2017	A	30,109
50,000	Carson, CA Improvement Bond Act 1915	7.375	09/02/2022	09/02/2017	A	50,172
1,550,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	10/01/2017	A	1,566,740
50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.625	09/01/2023	09/25/2022	B	48,599
50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.700	09/01/2030	01/10/2028	B	47,523
150,000	Chico, CA Public Financing Authority[2]	5.000	04/01/2018	08/31/2017	A	150,453
110,000	Chico, CA Public Financing Authority[2]	5.000	04/01/2019	08/31/2017	A	110,331
850,000	Chico, CA Unified School District[2]	5.000	08/01/2025	08/01/2018	A	885,657
1,230,000	Chino, CA Public Financing Authority[2]	5.000	09/01/2028	09/01/2025	A	1,446,701
1,280,000	Chino, CA Public Financing Authority[2]	5.000	09/01/2029	09/01/2025	A	1,491,302
900,000	Chino, CA Public Financing Authority[2]	5.000	09/01/2030	09/01/2025	A	1,042,434

29 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$950,000	Chino, CA Public Financing Authority[2]	5.000%	09/01/2031	09/01/2025	A	$1,094,666
2,980,000	Chino, CA Public Financing Authority[2]	5.000	09/01/2032	09/01/2025	A	3,415,289
1,710,000	Compton, CA Community College District[2]	5.000	07/01/2020	07/01/2020		1,887,122
1,895,000	Compton, CA Community College District[2]	5.000	07/01/2021	07/01/2021		2,150,617
1,310,000	Compton, CA Community College District[2]	5.000	07/01/2023	07/01/2022	A	1,510,076
370,000	Compton, CA Sewer[2]	5.375	09/01/2023	09/01/2017	A	371,236
25,000	Concord, CA GO	5.000	08/01/2017	08/01/2017		25,000
245,000	Contra Costa County, CA Public Financing Authority (Pleasant Hill Bart)[1,2]	5.125	08/01/2019	08/13/2018	B	243,241
100,000	Corona-Norco, CA Unified School District Community Facilities District No. 06-1	6.000	09/01/2027	09/01/2017	A	100,431
115,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	6.250	10/01/2017	10/01/2017		115,931
120,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	6.625	10/01/2018	10/01/2018		126,715
155,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	6.875	10/01/2019	10/01/2019		171,514
35,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	6.875	10/01/2020	10/01/2020		40,098
185,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	7.000	10/01/2021	10/01/2021		220,120
110,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	7.125	10/01/2020	10/01/2020		126,834
130,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	7.250	10/01/2021	10/01/2021		155,966
315,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	7.750	10/01/2027	10/01/2021	A	392,739
25,000	Culver City, CA Redevel. Agency[2]	5.500	11/01/2020	08/31/2017	A	25,337
25,000	Culver City, CA Redevel. Finance Authority[2]	5.500	11/01/2019	08/31/2017	A	25,337
15,000	Culver City, CA Redevel. Finance Authority[2]	5.600	11/01/2025	08/31/2017	A	15,051
20,000	Cypress, CA Improvement Bond Act 1915 (Business and Professional Center)	5.700	09/02/2022	08/31/2017	A	20,051
1,000,000	Davis, CA Redevel. Agency Tax Allocation[2]	6.500	12/01/2026	12/01/2021	A	1,200,410
975,000	Delano, CA Union High School District[2]	5.100	02/01/2023	02/01/2023		1,145,966
510,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation (Merged Redevel.)[2]	6.000	09/01/2023	09/01/2019	A	563,275

30 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$250,000	Dinuba, CA Redevel. Agency Tax Allocation[1,2]	5.750%	09/01/2028	10/06/2020	C	$282,007
1,290,000	Dinuba, CA Unified School District[2]	5.000	08/01/2029	08/01/2026	A	1,552,425
225,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1,2]	5.125	08/01/2020	12/21/2017	A	229,934
50,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[2]	5.125	08/01/2028	02/01/2018	A	50,982
630,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[2]	5.000	09/01/2026	09/01/2022	A	717,148
800,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[2]	5.000	09/01/2027	09/01/2022	A	905,304
25,000	El Monte, CA COP (Dept. of Public Social Services Facility)[2]	5.000	06/01/2019	06/01/2018	A	25,839
1,170,000	Emery, CA Unified School District[2]	6.250	08/01/2026	08/01/2021	A	1,406,001
15,000	Folsom, CA Public Financing Authority	5.400	09/02/2020	09/02/2017	A	15,044
20,000	Folsom, CA Public Financing Authority	5.625	09/02/2020	09/02/2017	A	20,062
250,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[2]	5.000	10/01/2022	08/31/2017	A	250,740
95,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[2]	5.000	09/01/2023	09/01/2017	A	95,287
1,665,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[2]	5.250	09/01/2020	09/01/2017	A	1,670,378
725,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[2]	5.500	09/01/2032	09/01/2017	A	736,339
25,000	Fontana, CA Redevel. Agency (Downtown Redevel.)[2]	5.000	09/01/2021	09/01/2017	A	25,050
220,000	Fontana, CA Redevel. Agency (Jurupa Hills)[2]	5.500	10/01/2027	10/01/2017	A	221,615
40,000	Fontana, CA Redevel. Agency (Sierra Corridor Commercial Redevel.)[2]	5.450	09/01/2029	09/01/2017	A	40,130
485,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)[2]	5.000	09/01/2022	09/01/2017	A	486,455
265,000	Fontana, CA Special Tax (Citrus)	5.000	09/01/2020	09/01/2017	A	265,705
540,000	Fontana, CA Special Tax Community Facilities District No. 2-A2	5.250	09/01/2017	09/01/2017		542,009
870,000	Fresno, CA Joint Powers Financing Authority[2]	5.000	04/01/2022	04/01/2018	A	894,412

31 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$675,000	Fresno, CA Joint Powers Financing Authority[2]	5.000%	04/01/2030	04/01/2027	A	$796,385
1,000,000	Fresno, CA Joint Powers Financing Authority[2]	5.000	04/01/2031	04/01/2027	A	1,171,750
500,000	Fresno, CA Joint Powers Financing Authority[2]	5.000	04/01/2032	04/01/2027	A	583,125
400,000	Galt, CA Redevel. Agency Tax Allocation[2]	7.375	09/01/2033	09/01/2021	A	479,192
20,000	Granada, CA Sanitation District Improvement Bond Act 1915	6.125	09/02/2022	09/02/2017	A	20,056
425,000	Grand Terrace, CA Community Redevel. Agency[2]	5.100	09/01/2022	09/01/2019	A	461,941
20,000	Greenfield, CA Union School District	6.250	09/01/2030	09/01/2017	A	20,690
10,000	Guadalupe, CA Redevel. Agency Tax Allocation[2]	5.125	08/01/2035	08/31/2017	A	10,026
1,475,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation[2]	5.250	12/01/2022	08/31/2017	A	1,479,661
1,000,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation[2]	5.250	12/01/2023	08/31/2017	A	1,003,160
3,220,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.125	10/01/2025	10/01/2017	A	3,232,268
85,000	Hawthorne, CA Parking Authority[1]	8.125	09/01/2019	09/01/2017	A	85,362
30,000	Hayward, CA Improvement Bond Act 1915	7.100	09/02/2018	09/02/2017	A	30,138
890,000	Hesperia, CA Public Financing Authority	5.000	09/01/2031	09/01/2017	A	891,371
5,000	Hollister, CA Improvement Bond Act 1915[1]	7.125	09/02/2022	09/02/2017	A	5,166
5,000	Huntington Beach, CA Community Facilities District[2]	5.400	10/01/2020	10/01/2017	A	5,034
20,000	Huntington Beach, CA Community Facilities District Special Tax	6.250	09/01/2027	09/01/2017	A	20,036
1,055,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2025	09/01/2018	A	1,087,663
1,115,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2026	09/01/2018	A	1,147,748
100,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)[2]	5.000	08/01/2018	02/01/2018	A	102,032
15,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)[2]	5.000	08/01/2024	08/31/2017	A	15,045
25,000	Huntington Park, CA Public Financing Authority[2]	5.000	09/01/2022	09/01/2017	A	25,073
2,735,000	Imperial, CA Public Financing Authority (Water Facility)[2]	5.000	10/15/2026	10/15/2022	A	3,095,610

32 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$20,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2004-3	5.400%	09/02/2023	09/02/2017	A	$20,076
710,000	Irvine, CA Improvement Bond Act 1915[2]	5.000	09/02/2025	09/02/2023	A	816,649
700,000	Irvine, CA Unified School District	5.000	09/01/2029	09/01/2027	A	826,140
700,000	Irvine, CA Unified School District	5.000	09/01/2029	09/01/2027	A	826,140
550,000	Irvine, CA Unified School District	5.000	09/01/2029	09/01/2027	A	649,110
250,000	Irvine, CA Unified School District	5.000	09/01/2030	09/01/2027	A	292,902
500,000	Irvine, CA Unified School District	5.000	09/01/2030	09/01/2027	A	585,805
420,000	Irvine, CA Unified School District	5.000	09/01/2031	09/01/2027	A	489,825
500,000	Irvine, CA Unified School District	5.000	09/01/2031	09/01/2027	A	583,125
500,000	Irvine, CA Unified School District	5.000	09/01/2032	09/01/2027	A	580,140
500,000	Irvine, CA Unified School District	5.000	09/01/2034	09/01/2027	A	575,785
1,090,000	Irvine, CA Unified School District	5.000	09/01/2035	09/01/2027	A	1,252,519
60,000	Kern Valley, CA Healthcare District[2]	5.250	08/01/2021	08/31/2017	A	60,211
2,000,000	Kern, CA Community College District[2]	5.250	11/01/2031	11/01/2018	A	2,107,140
10,000	La Habra, CA Redevel. Agency Community Facilities District	6.000	09/01/2019	08/31/2017	A	10,033
40,000	La Mesa, CA Improvement Bond Act 1915	5.750	09/02/2023	09/02/2017	A	40,100
615,000	Lancaster, CA Redevel. Agency[2]	5.500	12/01/2028	12/01/2020	A	690,952
2,000,000	Lodi, CA Public Financing Authority[2]	5.250	10/01/2026	04/01/2022	A	2,282,660
1,435,000	Long Beach, CA Bond Finance Authority[2]	5.250	11/15/2023	11/15/2023		1,659,664
620,000	Long Beach, CA Bond Finance Authority Natural Gas[2]	5.000	11/15/2017	11/15/2017		626,708
685,000	Long Beach, CA Bond Finance Authority Natural Gas[2]	5.250	11/15/2018	11/15/2018		716,572
850,000	Long Beach, CA Marina System[2]	5.000	05/15/2027	05/15/2025	A	980,781
50,000	Long Beach, CA Special Tax (Pike)	6.250	10/01/2026	08/31/2017	A	50,129
5,025,000	Long Beach, CA Unified School District[4]	5.000	08/01/2033	08/01/2026	A	5,989,943
7,225,000	Long Beach, CA Unified School District[4]	5.000	08/01/2035	08/01/2026	A	8,612,406
470,000	Long Beach, CA Unified School District	5.750	08/01/2033	08/01/2019	A	515,378
30,000	Long Beach, CA Unified School District[2]	5.750	08/01/2033	08/01/2019	A	32,795
5,585,000	Los Angeles County, CA Community College District[2]	5.000	08/01/2029	08/01/2024	A	6,739,196
10,000	Los Angeles County, CA Community Facilities District No. 5 (Rowland Heights Area)[1,2]	5.000	09/01/2019	09/01/2017	A	10,034

33 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$65,000	Los Angeles, CA Community Facilities District Special Tax (Cascade Business Park)[1]	6.400%	09/01/2022	09/01/2017	A	$65,234
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[4]	5.375	05/15/2025	04/14/2021	A	10,351,176
15,000	Los Angeles, CA Dept. of Water & Power[2]	4.750	08/15/2017	08/15/2017		15,024
5,000	Los Angeles, CA Dept. of Water & Power	4.750	10/15/2020	08/31/2017	A	5,015
45,000	Los Angeles, CA Mtg. (Section 8)[2]	5.350	07/01/2022	08/31/2017	A	45,108
5,000	Los Angeles, CA Mtg. (Section 8)[2]	6.500	07/01/2022	08/31/2017	A	5,016
30,000	Los Angeles, CA Multifamily Hsg. (Earthquake Rehabilitation)[2]	5.900	01/01/2030	08/31/2017	A	30,055
325,000	Madera County, CA Board of Education COP[2]	6.125	10/01/2036	10/01/2021	A	391,176
1,015,000	Madera County, CA COP (Valley Children’s Hospital)[2]	5.000	03/15/2023	08/31/2017	A	1,018,441
455,000	Madera County, CA COP (Valley Children’s Hospital)[2]	5.750	03/15/2028	08/31/2017	A	456,424
1,285,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 1989[2]	5.000	09/01/2027	09/01/2023	A	1,520,502
1,025,000	Marysville, CA (Fremont-Rideout Health Group/Rideout Memorial Hospital/United Com-Serve Obligated Group)[2]	5.250	01/01/2027	01/01/2021	A	1,035,475
10,000	Maywood, CA Public Financing Authority[1]	6.500	09/01/2018	09/01/2017	A	10,025
5,000	Milpitas, CA Improvement Bond Act 1915	5.700	09/02/2018	09/02/2017	A	5,164
400,000	Modesto, CA COP (Golf Course)[2]	5.000	11/01/2023	01/11/2021	B	426,792
1,000,000	Monrovia, CA Redevel. Agency (Central Redev. Project Area No. 1)[2]	5.000	08/01/2026	08/01/2022	A	1,118,570
2,000,000	Montclair, CA Redevel. Agency Tax Allocation[2]	5.300	10/01/2030	08/31/2017	A	2,004,640
470,000	Montebello, CA Public Financing Authority (Montebello Hotel)[2]	5.000	12/01/2024	12/01/2017	A	475,762
1,050,000	Montebello, CA Public Financing Authority (Montebello Hotel)[2]	5.000	12/01/2028	12/01/2017	A	1,061,466
355,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500	09/01/2031	09/01/2017	A	366,303
100,000	National City, CA Community Devel. Commission Tax Allocation (National City Redevel.)[2]	5.250	08/01/2019	08/01/2019		107,976
835,000	Northern, CA Inyo County Local Hospital District[2]	6.375	12/01/2025	12/01/2020	A	891,847

34 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.000%	06/01/2019	12/01/2017	A	$10,111
50,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100	06/01/2027	12/01/2017	A	50,360
750,000	Oakland, CA Unified School District[2]	5.000	08/01/2022	01/15/2021	B	849,278
5,000,000	Oakland, CA Unified School District[2]	5.000	08/01/2030	08/01/2026	A	6,027,550
5,000,000	Oakland, CA Unified School District[2]	5.000	08/01/2031	08/01/2026	A	5,979,250
2,515,000	Oakland, CA Unified School District[2]	5.000	08/01/2032	08/01/2027	A	3,044,734
2,000,000	Oakland, CA Unified School District[2]	6.000	08/01/2026	08/01/2018	A	2,103,800
1,000,000	Oakland, CA Unified School District[2]	6.125	08/01/2029	08/01/2019	A	1,102,700
685,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2026	09/01/2023	A	775,694
745,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2027	09/01/2023	A	835,920
805,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2028	09/01/2023	A	899,113
1,055,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	09/02/2017	A	1,059,410
45,000	Orange County, CA Community Facilities District[2]	5.250	08/15/2019	08/26/2017	A	45,135
10,000	Orange County, CA Improvement Bond Act 1915 (Irvine Coast Assessment)[1]	5.500	09/02/2018	09/02/2017	A	10,035
5,000	Orange County, CA Water District[2]	5.000	08/15/2017	08/15/2017		5,007
1,495,000	Orange, CA Community Facilities District Special Tax (Serrano Heights Public Improvements)[2]	5.000	10/01/2028	10/01/2022	A	1,672,935
255,000	Oro Grande, CA Elementary District COP[2]	5.625	09/15/2030	09/15/2020	A	281,992
100,000	Oxnard, CA Financing Authority[2]	5.000	06/01/2036	08/31/2017	A	100,292
50,000	Oxnard, CA Financing Authority[2]	5.300	06/01/2029	06/01/2021	A	56,856
2,000,000	Oxnard, CA Financing Authority Wastewater[2]	5.000	06/01/2029	06/01/2024	A	2,319,840
845,000	Oxnard, CA Harbor District[2]	5.000	08/01/2020	08/01/2020		915,625
460,000	Oxnard, CA School District[2]	5.000	08/01/2026	08/01/2023	A	547,257
530,000	Oxnard, CA School District[2]	5.000	08/01/2027	08/01/2023	A	626,137

35 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$115,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.000%	07/01/2018	08/31/2017	A	$115,155
130,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)[2]	5.250	01/01/2022	08/31/2017	A	130,408
125,000	Palmdale, CA Community Facilities District Special Tax	5.400	09/01/2035	09/01/2017	A	125,203
175,000	Palo Alto, CA Utility[2]	5.250	06/01/2021	12/01/2017	A	177,623
15,000	Palo Alto, CA Utility[2]	5.250	06/01/2024	12/01/2017	A	15,223
1,625,000	Palomar, CA Health[2]	5.000	11/01/2031	11/01/2026	A	1,821,560
185,000	Perris, CA Elementary School District[2]	6.000	08/01/2027	08/01/2024	A	234,116
205,000	Perris, CA Elementary School District[2]	6.000	08/01/2028	08/01/2024	A	257,769
390,000	Perris, CA Public Financing Authority[2]	7.000	10/01/2033	10/01/2018	A	415,826
20,000	Petaluma, CA Improvement Bond Act 1915	6.000	09/02/2020	09/02/2017	A	20,069
2,265,000	Pico Rivera, CA Public Financing Authority[2]	5.500	09/01/2031	09/01/2019	A	2,480,266
30,000	Pomona, CA Public Financing Authority[2]	5.000	02/01/2024	08/31/2017	A	30,091
25,000	Pomona, CA Public Financing Authority[2]	5.250	02/01/2018	08/31/2017	A	25,080
35,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[2]	5.000	02/01/2027	08/31/2017	A	35,106
400,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[2]	5.250	02/01/2020	08/31/2017	A	401,276
35,000	Poway, CA Hsg. (Poinsettia Mobile Home Park)	5.000	05/01/2023	05/01/2023		35,084
850,000	Poway, CA Unified School District Public Financing Authority Special Tax[2]	5.000	09/15/2025	09/15/2023	A	981,189
1,205,000	Poway, CA Unified School District Public Financing Authority Special Tax[2]	5.000	09/15/2029	09/15/2023	A	1,361,530
1,800,000	Rancho Cucamonga, CA Community Facilities District Special Tax No. 2003-1	5.750	09/01/2028	09/01/2018	A	1,855,638
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.500	09/02/2024	09/02/2017	A	20,033
30,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2022	09/02/2017	A	30,075
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2026	09/02/2017	A	20,031
25,000	Redding, CA Redevel. Agency (Redding School District)[2]	5.000	09/01/2021	09/01/2017	A	25,075

36 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$30,000	Redding, CA Redevel. Agency (Redding School District)[2]	5.000%	09/01/2026	09/01/2017	A	$30,088
100,000	Redding, CA Redevel. Agency (Redding School District)[2]	5.125	09/01/2030	09/01/2017	A	100,269
25,000	Redding, CA Redevel. Agency (Shastec Redevel.)	5.000	09/01/2017	09/01/2017		25,070
10,000	Redlands, CA Community Facilities District	5.850	09/01/2033	09/01/2017	A	10,021
20,000	Redlands, CA Unified School District[2]	5.000	07/01/2022	08/31/2017	A	20,061
25,000	Redlands, CA Unified School District[2]	5.000	07/01/2026	08/31/2017	A	25,076
690,000	Redwood City, CA Special Tax	5.000	09/01/2029	09/01/2022	A	754,481
6,530,000	Richmond, CA Joint Powers Financing Authority[2]	5.500	11/01/2029	12/03/2024	A	7,532,551
20,000	Rio Hondo, CA Community College District[2]	5.000	08/01/2017	08/01/2017		20,000
450,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	491,607
3,820,000	Riverside County, CA Infrastructure Financing Authority[2]	5.000	11/01/2027	11/01/2025	A	4,606,232
65,000	Riverside County, CA Public Financing Authority[2]	5.250	10/01/2017	08/31/2017	A	65,215
235,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	11/19/2018	B	157,309
305,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[2]	5.750	10/01/2020	10/01/2020		346,102
315,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2023	09/02/2017	A	325,175
335,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2024	09/02/2017	A	345,757
200,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Business)	6.250	09/02/2029	09/02/2017	A	200,496
1,640,000	Riverside, CA Public Financing Authority[2]	5.000	11/01/2027	11/01/2022	A	1,902,318
1,155,000	Riverside, CA Public Financing Authority[2]	5.000	11/01/2028	11/01/2022	A	1,337,224
100,000	Riverside, CA Public Financing Authority (University Corridor/ Sycamore)[2]	5.000	08/01/2019	08/31/2017	A	100,266
45,000	Romoland, CA School District Special Tax	6.375	09/01/2033	09/01/2017	A	45,208
85,000	Romoland, CA School District Special Tax	6.375	09/01/2033	09/01/2017	A	85,393
365,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2025	09/01/2023	A	413,618

37 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$440,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000%	09/01/2026	09/01/2023	A	$494,745
405,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2027	09/01/2023	A	451,231
500,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2028	09/01/2023	A	554,530
110,000	Romoland, CA School District Special Tax Community Facilities District No. 91-1	5.400	09/01/2028	09/01/2017	A	110,419
190,000	Roseville, CA Natural Gas Finance Authority[2]	5.000	02/15/2021	02/15/2021		206,864
80,000	Roseville, CA Natural Gas Finance Authority[2]	5.000	02/15/2023	02/15/2023		89,713
265,000	Roseville, CA Natural Gas Finance Authority[2]	5.000	02/15/2024	02/15/2024		300,460
100,000	Roseville, CA Natural Gas Finance Authority[2]	5.000	02/15/2025	02/15/2025		114,784
795,000	Sacramento County, CA (Juvenile Courthouse) COP[2]	5.000	12/01/2021	08/31/2017	A	797,401
555,000	Sacramento County, CA (Juvenile Courthouse) COP[2]	5.000	12/01/2022	08/31/2017	A	556,665
430,000	Sacramento County, CA (Juvenile Courthouse) COP[2]	5.000	12/01/2023	08/31/2017	A	431,273
600,000	Sacramento County, CA Airport System[2]	5.000	07/01/2022	07/01/2018	A	622,656
100,000	Sacramento County, CA Airport System[2]	5.500	07/01/2027	07/01/2018	A	104,151
35,000	Sacramento County, CA COP	4.750	10/01/2017	08/31/2017	A	35,088
2,975,000	Sacramento County, CA COP[2]	5.750	02/01/2030	02/01/2020	A	3,245,904
390,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250	06/01/2027	08/31/2017	A	390,729
5,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)[2]	5.000	12/01/2022	08/31/2017	A	5,015
15,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)[2]	5.125	12/01/2028	08/31/2017	A	15,045
590,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250	09/01/2023	09/01/2017	A	591,569
1,840,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[2]	5.000	09/01/2024	03/01/2023	A	2,108,714
850,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[2]	5.000	09/01/2025	03/01/2023	A	969,187

38 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$785,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[2]	5.000%	09/01/2026	03/01/2023	A	$896,250
455,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[2]	5.000	09/01/2027	03/01/2023	A	513,882
1,235,000	Sacramento, CA Municipal Utility District[2]	5.000	07/01/2030	07/01/2025	A	1,470,144
55,000	Saddleback Valley, CA Unified School District[2]	5.650	09/01/2017	09/01/2017		55,196
65,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)[2]	5.500	11/01/2023	08/31/2017	A	65,217
15,000	San Bernardino County, CA (Single Family Mtg.)	3.974 [5]	05/01/2031	08/31/2017	A	7,252
200,000	San Bernardino County, CA COP (Medical Center Financing)[2]	5.000	08/01/2026	08/31/2017	A	200,624
180,000	San Bernardino County, CA COP (Medical Center Financing)[2]	5.000	08/01/2028	08/31/2017	A	180,439
10,000	San Bernardino, CA Joint Powers Financing Authority[2]	5.750	10/01/2018	10/01/2018		10,489
200,000	San Bernardino, CA Joint Powers Financing Authority[2]	5.750	10/01/2019	10/01/2019		217,712
50,000	San Bernardino, CA Joint Powers Financing Authority[2]	5.750	10/01/2022	10/01/2022		59,024
70,000	San Bernardino, CA Joint Powers Financing Authority[2]	5.750	10/01/2023	10/01/2023		83,786
180,000	San Bernardino, CA Joint Powers Financing Authority[2]	5.750	10/01/2023	10/01/2023		215,449
115,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[2]	5.500	09/01/2020	09/01/2017	A	115,012
85,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[2]	5.500	09/01/2020	08/15/2017	A	85,156
250,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[2]	5.500	09/01/2024	08/31/2017	A	249,995
190,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[2]	5.500	09/01/2024	08/15/2017	A	190,350
20,000	San Bernardino, CA Redevel. Agency (Ramona Senior Complex)	7.875	07/01/2025	01/01/2018	A	20,292
50,000	San Bruno, CA Police Facilities Financing[2]	5.250	02/01/2021	08/31/2017	A	50,171
1,520,000	San Diego County, CA Regional Airport Authority[2]	5.000	07/01/2026	07/01/2023	A	1,761,315
95,000	San Diego County, CA Water Authority[2]	4.750	05/01/2028	08/31/2017	A	95,261

39 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$545,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000%	09/01/2025	09/01/2023	A	$617,594
610,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2027	09/01/2023	A	679,632
640,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2028	09/01/2023	A	709,798
720,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2030	09/01/2023	A	795,571
165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2021	09/02/2018	A	170,193
170,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2022	09/02/2018	A	175,058
180,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2023	09/02/2018	A	185,062
190,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2024	09/02/2018	A	194,900
195,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2018	A	199,516
210,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2026	09/02/2018	A	214,811
220,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2027	09/02/2018	A	224,629
230,000	San Diego, CA Improvement Bond Act 1915	5.250	09/02/2028	09/02/2018	A	234,929
245,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2029	09/02/2018	A	250,312
255,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2030	09/02/2018	A	260,299
265,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2031	09/02/2018	A	270,676
285,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2032	09/02/2018	A	290,891
1,250,000	San Diego, CA Public Facilities Financing Authority[2]	5.000	10/15/2033	10/15/2025	A	1,451,800
1,000,000	San Diego, CA Public Facilities Financing Authority[2]	5.000	10/15/2034	10/15/2025	A	1,157,470
100,000	San Diego, CA Redevel. Agency (Centre City)[2]	5.200	09/01/2019	09/01/2017	A	100,317
95,000	San Diego, CA Redevel. Agency (Centre City)[2]	5.250	09/01/2026	09/01/2017	A	95,297
770,000	San Diego, CA Redevel. Agency (Centre City)[2]	6.400	09/01/2019	09/01/2017	A	772,849
325,000	San Francisco, CA City & County Airports Commission[2]	5.250	01/01/2026	08/31/2017	A	330,922
7,500,000	San Francisco, CA City & County Airports Commission[2]	5.500	05/01/2027	05/01/2018	A	7,757,550
3,040,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2019	08/31/2017	A	3,095,389

40 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$165,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250%	01/01/2020	08/31/2017	A	$168,006
120,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2021	08/31/2017	A	122,186
1,385,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2022	08/31/2017	A	1,410,235
100,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2023	08/31/2017	A	101,822
325,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2024	08/31/2017	A	330,922
75,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2027	08/31/2017	A	76,367
5,000,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.750	05/01/2020	05/01/2018	A	5,184,900
725,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	6.100	01/01/2020	08/31/2017	A	727,777
510,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	6.125	01/01/2027	08/31/2017	A	511,928
35,000	San Francisco, CA City & County Improvement Bond Act 1915	6.850	09/02/2026	09/02/2017	A	36,164
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2023	08/01/2022	A	578,060
1,600,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2025	08/01/2022	A	1,829,920
1,250,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2026	08/01/2022	A	1,416,400
115,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[2]	6.000	08/01/2029	08/01/2019	A	126,623
920,000	San Gorgonio, CA Memorial Health Care District[2]	5.000	08/01/2024	08/01/2020	A	1,009,801
925,000	San Jacinta, CA Community Facilities District	5.000	09/01/2026	09/01/2026		1,095,885
5,700,000	San Joaquin Hills, CA Transportation Corridor Agency[2]	5.000	03/01/2034	03/01/2027	A	6,856,416
15,000	San Jose, CA (Libraries & Parks)[2]	5.000	09/01/2017	09/01/2017		15,048
235,000	San Jose, CA (Libraries & Parks)[2]	5.000	09/01/2018	09/01/2017	A	237,799
85,000	San Jose, CA (Libraries & Parks)[2]	5.100	09/01/2020	09/01/2017	A	86,341

41 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	San Jose, CA (Libraries & Parks)[2]	5.100%	09/01/2022	09/01/2017	A	$50,934
105,000	San Jose, CA (Libraries & Parks)[2]	5.100	09/01/2025	09/01/2017	A	107,219
30,000	San Jose, CA (Libraries, Parks & Public Safety)[2]	5.000	09/01/2017	09/01/2017		30,096
50,000	San Jose, CA (Libraries, Parks & Public Safety)[2]	5.000	09/01/2020	09/01/2017	A	50,764
105,000	San Jose, CA (Libraries, Parks & Public Safety)[2]	5.000	09/01/2022	09/01/2017	A	106,898
15,000	San Jose, CA (Libraries, Parks & Public Safety)[2]	5.000	09/01/2030	09/01/2017	A	15,343
1,000,000	San Jose, CA Airport[2]	6.250	03/01/2034	03/01/2021	A	1,167,210
15,000	San Jose, CA Finance Authority (4th & San Fernando Parking Facility)[2]	5.000	09/01/2024	09/01/2017	A	15,044
25,000	San Jose, CA Finance Authority (4th & San Fernando Parking Facility)[2]	5.000	09/01/2026	09/01/2017	A	25,074
90,000	San Jose, CA Finance Authority (Convention Center)[2]	5.000	09/01/2017	09/01/2017		90,292
50,000	San Jose, CA Finance Authority (Convention Center)[2]	5.000	09/01/2018	09/01/2017	A	50,161
280,000	San Jose, CA Finance Authority (Convention Center)[2]	5.000	09/01/2019	09/01/2017	A	280,893
25,000	San Jose, CA Improvement Bond Act 1915	5.700	09/02/2018	09/02/2017	A	25,834
95,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2019	09/02/2017	A	98,163
60,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2020	09/02/2017	A	61,990
230,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)[2]	5.350 [6]	07/15/2034	08/31/2017	A	230,524
25,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[2]	6.100	01/01/2031	08/31/2017	A	25,023
355,000	San Jose, CA Redevel. Agency	5.000	08/01/2017	08/01/2017		355,000
1,570,000	San Jose, CA Redevel. Agency[2]	5.000	08/01/2019	08/31/2017	A	1,590,206
165,000	San Jose, CA Redevel. Agency[2]	5.000	08/01/2020	08/31/2017	A	165,495
25,000	San Jose, CA Redevel. Agency[2]	5.000	08/01/2023	08/31/2017	A	25,076
75,000	San Jose, CA Redevel. Agency[2]	5.000	08/01/2026	08/31/2017	A	75,227
45,000	San Jose, CA Redevel. Agency[2]	5.000	08/01/2028	08/31/2017	A	45,133
20,000	San Jose, CA Redevel. Agency	5.750	08/01/2017	08/01/2017		20,000
5,300,000	San Jose, CA Redevel. Agency[2]	5.850	08/01/2027	08/31/2017	A	5,318,550
200,000	San Jose, CA Redevel. Agency[2]	6.375	08/01/2021	08/01/2018	A	210,834
20,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	4.000	08/01/2017	08/01/2017		20,000
25,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[2]	5.000	08/01/2019	08/31/2017	A	25,076
255,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[2]	5.000	08/01/2022	08/31/2017	A	255,778

42 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$210,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[2]	5.000%	08/01/2023	08/31/2017	A	$210,641
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[2]	5.000	08/01/2024	08/31/2017	A	100,306
30,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[2]	5.000	08/01/2025	08/31/2017	A	30,092
500,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[2]	5.000	08/01/2026	08/31/2017	A	501,245
115,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[2]	5.000	08/01/2027	08/31/2017	A	116,418
1,210,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[2]	5.250	08/01/2019	08/31/2017	A	1,213,884
5,000	San Jose, CA Redevel. Agency Tax Allocation[2]	5.600	08/01/2019	08/31/2017	A	5,017
50,000	Santa Ana, CA Community Redevel. Agency (South Main Street)	5.000	09/01/2017	09/01/2017		50,155
105,000	Santa Barbara, CA Redevel. Agency (Central City)[2]	5.000	03/01/2018	09/01/2017	A	105,321
60,000	Santa Barbara, CA Redevel. Agency (Central City)[2]	5.000	03/01/2019	09/01/2017	A	60,183
15,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)[2]	5.700	08/01/2021	08/28/2017	A	15,197
1,715,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)[2]	5.850	08/01/2031	08/31/2017	A	1,716,681
65,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1,2]	5.700	08/01/2021	08/28/2017	A	65,120
635,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2023	11/15/2022	A	717,709
325,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2024	11/15/2022	A	366,210
925,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2025	11/15/2022	A	1,032,374
785,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2027	11/15/2022	A	868,257
1,170,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2028	11/15/2022	A	1,289,094
20,000	Santa Nella County, CA Water District	6.250	09/02/2028	11/23/2023	B	19,512
15,000	Santa Rosa, CA Improvement Bond Act 1915 (Nielson Ranch)[1]	6.700	09/02/2022	09/02/2017	A	15,057
30,000	Santa Rosa, CA Water[2]	5.000	09/01/2028	09/01/2017	A	30,694

43 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$710,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000%	09/01/2025	09/01/2023	A	$804,572
770,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2026	09/01/2023	A	865,803
830,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2027	09/01/2023	A	924,745
895,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2028	09/01/2023	A	992,609
1,390,000	Selma, CA Redevel. Agency	5.750	09/01/2024	09/01/2017	A	1,392,349
10,000	Sequoia, CA Hospital District	5.375	08/15/2023	08/29/2017	A	10,777
40,000	Signal Hill CA Redevel. Agency[2]	5.250	10/01/2024	10/01/2019	A	43,172
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[2]	5.000	09/01/2030	09/01/2017	A	25,068
525,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[2]	5.250	09/01/2019	09/01/2017	A	526,685
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[2]	5.250	09/01/2021	09/01/2017	A	25,079
1,020,000	Sonora, CA Union High School District[2]	5.625	08/01/2029	08/01/2023	A	1,231,874
1,925,000	South Gate, CA Utility Authority[2]	5.250	10/01/2027	10/01/2022	A	2,253,020
20,000	South Orange County, CA Public Financing Authority[2]	5.250	08/15/2018	08/19/2017	A	20,064
10,000	South Orange County, CA Public Financing Authority[1,2]	5.800	09/02/2018	09/02/2017	A	10,042
250,000	South Orange County, CA Public Financing Authority (Ladera Ranch)[2]	5.000	08/15/2024	08/31/2017	A	250,700
260,000	Southern CA Mono Health Care District[2]	5.000	08/01/2021	08/01/2021		294,913
925,000	Southern CA Public Power Authority[2]	5.000	11/01/2018	11/01/2018		965,395
5,000	Southern CA Public Power Authority[2]	5.500	07/01/2020	08/31/2017	A	5,017
25,000	Southern CA Public Power Authority[2]	5.500	07/01/2020	08/31/2017	A	25,086
20,000	Southern CA Public Power Authority[2]	5.750	07/01/2021	08/31/2017	A	20,073
300,000	Southern CA Public Power Authority[2]	6.000	07/01/2025	07/01/2018	A	314,289
3,335,000	Southern CA Tobacco Securitization Authority[2]	4.750	06/01/2025	08/31/2017	A	3,358,545

44 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$40,000	Stockton, CA Improvement Bond Act 1915	5.800%	09/02/2020	09/02/2017	A	$40,130
25,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)[2]	5.375	09/01/2021	08/31/2017	A	24,999
25,000	Stockton-East, CA Water District[2]	5.000	04/01/2019	08/31/2017	A	25,056
10,000	Sunnyvale, CA COP (Parking Facility)[2]	5.000	10/01/2017	08/31/2017	A	10,032
25,000	Sunnyvale, CA COP (Parking Facility)[2]	5.000	10/01/2022	08/31/2017	A	25,079
300,000	Sutter Butte, CA Flood Agency Assessment[2]	5.000	10/01/2025	10/01/2023	A	353,679
415,000	Sutter Butte, CA Flood Agency Assessment[2]	5.000	10/01/2026	10/01/2023	A	485,110
700,000	Sutter Butte, CA Flood Agency Assessment[2]	5.000	10/01/2027	10/01/2023	A	810,894
1,465,000	Sutter Butte, CA Flood Agency Assessment[2]	5.000	10/01/2028	10/01/2023	A	1,685,248
1,490,000	Sutter Butte, CA Flood Agency Assessment[2]	5.000	10/01/2029	10/01/2023	A	1,703,666
825,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250	09/01/2028	09/01/2022	A	910,932
50,000	Temecula, CA Redevel. Agency[2]	5.000	08/01/2020	08/31/2017	A	50,635
500,000	Temecula, CA Redevel. Agency[2]	5.125	08/01/2027	08/31/2017	A	506,655
270,000	Torrance, CA Redevel. Agency[2]	5.500	09/01/2028	09/01/2017	A	270,402
10,000	Torrance, CA Redevel. Agency (Downtown Redevel.)[2]	5.550	09/01/2018	09/01/2017	A	10,027
40,000	Tracy, CA Community Facilities District	6.300	09/01/2026	09/01/2017	A	40,105
25,000	Tracy, CA Community Facilities District (205 Parcel Glen)	6.250	09/01/2032	08/31/2017	A	25,056
30,000	Truckee-Donner, CA Public Utility District Special Tax	5.800	09/01/2035	09/01/2017	A	30,015
280,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.000	10/15/2017	10/15/2017		282,397
420,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[2]	5.000	09/01/2024	09/01/2023	A	494,143
445,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[2]	5.000	09/01/2025	09/01/2023	A	517,820
470,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[2]	5.000	09/01/2026	09/01/2023	A	542,173
490,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[2]	5.000	09/01/2027	09/01/2023	A	561,550

45 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$515,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[2]	5.000%	09/01/2028	09/01/2023	A	$586,549
125,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[2]	7.125	09/01/2026	09/01/2021	A	151,821
250,000	Ukiah, CA Redevel. Agency (Ukiah Redevel.)[2]	6.500	12/01/2028	06/01/2021	A	293,960
7,910,000	University of California[2]	5.000	05/15/2034	05/15/2026	A	9,396,131
215,000	Vacaville, CA Redevel. Agency (Vacaville Community Hsg.)[2]	6.000	11/01/2024	08/31/2017	A	215,482
1,555,000	Val Verde, CA Unified School District[2]	5.000	08/01/2027	08/01/2025	A	1,870,059
1,640,000	Val Verde, CA Unified School District[2]	5.000	08/01/2028	08/01/2025	A	1,955,044
100,000	Vallejo City, CA Unified School District[2]	5.000	08/01/2027	08/31/2017	A	100,305
325,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2[2]	5.000	09/01/2019	09/01/2017	A	325,910
175,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2[2]	5.000	09/01/2026	09/01/2017	A	175,490
20,000	Vallejo, CA Public Financing Authority, Series A	7.500	09/01/2020	09/01/2017	A	20,074
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2017	09/01/2017		30,098
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2026	09/01/2017	A	30,050
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.125	09/01/2034	09/01/2017	A	30,060
270,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.050	12/01/2026	08/31/2017	A	270,300
115,000	Vernon, CA Electric System[1]	5.125	08/01/2021	01/22/2019	C	121,420
2,465,000	Vernon, CA Electric System[1,2]	5.125	08/01/2021	01/08/2019	A	2,620,689
850,000	Vernon, CA Electric System[2]	5.125	08/01/2033	08/01/2022	A	926,483
25,000	Victorville, CA Redevel. Agency (Bear Valley Road)	5.125	12/01/2031	08/31/2017	A	25,070
10,000	Vista, CA Unified School District[2]	5.125	05/01/2023	11/01/2017	A	10,102
5,000	Wasco, CA Public Financing Authority	7.500	09/15/2023	08/31/2017	A	5,019
875,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[2]	7.000	09/01/2026	09/01/2021	A	1,068,139
1,000,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[2]	7.250	09/01/2031	09/01/2021	A	1,223,340

46 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,190,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000%	09/01/2025	09/01/2018	A	$1,219,036
2,335,000	Western Riverside County, CA Trust & Wastewater Finance Authority[2]	5.000	09/01/2025	09/01/2023	A	2,675,466
1,295,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2027	09/01/2018	A	1,322,143
835,000	William S. Hart CA Union High School District	5.000	09/01/2025	09/01/2023	A	946,222
260,000	Yorba Linda, CA Redevel. Agency Tax Allocation[2]	5.250	09/01/2023	09/01/2017	A	260,562
155,000	Yuba County, CA COP[2]	5.000	02/01/2024	08/01/2020	A	170,277
165,000	Yuba County, CA COP[2]	5.000	02/01/2025	08/01/2020	A	181,262
170,000	Yuba County, CA COP[2]	5.000	02/01/2026	08/01/2020	A	186,283
180,000	Yuba County, CA COP[2]	5.000	02/01/2027	08/01/2020	A	196,688
190,000	Yuba County, CA COP[2]	5.000	02/01/2028	08/01/2020	A	207,615
200,000	Yuba County, CA COP[2]	5.000	02/01/2029	08/01/2020	A	219,156
						493,459,890

U.S. Possessions—13.0%
1,250,000	Guam International Airport Authority[2]	6.000	10/01/2023	08/01/2018	A	1,295,012
100,000	Guam Power Authority, Series A2	5.000	10/01/2019	10/01/2019		107,587
150,000	Guam Power Authority, Series A2	5.000	10/01/2020	10/01/2020		165,682
150,000	Guam Power Authority, Series A2	5.000	10/01/2021	10/01/2021		169,858
155,000	Guam Power Authority, Series A2	5.000	10/01/2022	10/01/2022		179,073
265,000	Guam Power Authority, Series A2	5.000	10/01/2025	10/01/2022	A	301,146
225,000	Guam Power Authority, Series A2	5.000	10/01/2026	10/01/2022	A	255,132
155,000	Guam Power Authority, Series A2	5.000	10/01/2027	10/01/2022	A	175,232
19,394,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.375	05/15/2033	08/31/2017	A	19,563,697
3,000,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.500	05/15/2039	07/06/2027	B	2,975,400
2,000,000	Puerto Rico Commonwealth GO7	5.000	07/01/2020	07/01/2020		1,135,000
200,000	Puerto Rico Commonwealth GO7	5.000	07/01/2022	07/01/2022		113,500
1,145,000	Puerto Rico Commonwealth GO7	5.250	07/01/2030	05/09/2029	B	649,787
100,000	Puerto Rico Commonwealth GO7	5.375	07/01/2030	07/01/2030		56,750
205,000	Puerto Rico Commonwealth GO, FGIC[8]	5.500	07/01/2017	07/01/2017		157,645
170,000	Puerto Rico Commonwealth GO, NPFGC[2]	5.500	07/01/2018	07/01/2018		174,887
1,270,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2020	07/01/2020		1,357,630
560,000	Puerto Rico Commonwealth GO7	5.625	07/01/2031	02/04/2031	B	317,800
370,000	Puerto Rico Commonwealth GO, NPFGC[2]	6.000	07/01/2027	07/01/2018	A	381,825
2,000,000	Puerto Rico Commonwealth GO7	6.000	07/01/2029	07/01/2029		1,135,000

47 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$65,000	Puerto Rico Commonwealth GO, AGC[2]	6.125%[3]	07/01/2024	09/25/2021	B	$71,297
207,894	Puerto Rico Electric Power Authority[7]	10.000	07/01/2019	07/01/2019		127,279
207,894	Puerto Rico Electric Power Authority[7]	10.000	07/01/2019	07/01/2019		127,279
253,420	Puerto Rico Electric Power Authority[7]	10.000	01/01/2021	01/01/2021		155,288
253,421	Puerto Rico Electric Power Authority[7]	10.000	07/01/2021	07/01/2021		155,334
84,474	Puerto Rico Electric Power Authority[7]	10.000	01/01/2022	01/01/2022		51,846
84,473	Puerto Rico Electric Power Authority[7]	10.000	07/01/2022	07/01/2022		51,845
500,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.250	07/01/2028	07/01/2028		305,000
175,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2022	08/31/2017	A	175,303
470,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2025	08/31/2017	A	470,705
3,690,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2023	08/31/2017	A	3,731,476
520,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	08/31/2017	A	525,845
100,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2024	08/31/2017	A	101,733
25,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2025	08/31/2017	A	25,281
455,000	Puerto Rico Electric Power Authority, Series UU, AGC	5.000	07/01/2024	08/31/2017	A	455,860
2,015,000	Puerto Rico Electric Power Authority, Series WW7	5.500	07/01/2018	07/01/2018		1,229,150
990,000	Puerto Rico Electric Power Authority, Series ZZ7	5.000	07/01/2018	07/01/2018		603,900
40,000	Puerto Rico Electric Power Authority, Series ZZ7	5.000	07/01/2018	07/01/2018		24,400
9,000,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2026	07/01/2026		5,490,000
150,000	Puerto Rico Government Devel. Bank[7]	5.000	12/01/2016	12/01/2016		50,250
15,000	Puerto Rico HFA[2]	5.500	12/01/2019	12/01/2018	A	15,789
175,000	Puerto Rico Highway & Transportation Authority, AGC[2]	5.000	07/01/2028	08/31/2017	A	176,673
600,000	Puerto Rico Highway & Transportation Authority, NPFGC[2]	5.000	07/01/2029	08/31/2017	A	600,708
215,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.250	07/01/2018	07/01/2018		137,331
1,000,000	Puerto Rico Highway & Transportation Authority, FGIC [8]	5.250	07/01/2022	07/01/2022		638,750

48 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$750,000	Puerto Rico Highway & Transportation Authority, FGIC [8]	5.750%	07/01/2020	07/01/2020		$479,063
70,000	Puerto Rico Highway & Transportation Authority, Series G, FGIC [8]	5.000	07/01/2022	07/01/2022		44,712
130,000	Puerto Rico Infrastructure Financing Authority[7]	5.000	07/01/2018	07/01/2018		73,775
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.000	04/01/2019	04/01/2019		100,996
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.000	04/01/2021	04/01/2021		101,397
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.000	04/01/2022	04/01/2022		101,279
2,365,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	10/17/2024	B	2,235,232
50,000	Puerto Rico ITEMECF (International American University)[2]	5.000	10/01/2021	10/01/2021		51,512
500,000	Puerto Rico ITEMECF (University Plaza), NPFGC[2]	5.625	07/01/2019	01/01/2018	A	508,525
40,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	4.750	08/01/2022	08/31/2017	A	40,506
175,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.250	08/01/2017	08/01/2017		175,000
600,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.250	08/01/2018	08/31/2017	A	607,980
45,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.250	08/01/2019	08/31/2017	A	45,599
830,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.250	08/01/2020	08/31/2017	A	842,392
2,735,000	Puerto Rico Public Buildings Authority, NPFGC[2]	5.250	07/01/2019	07/01/2019		2,866,444
5,000,000	Puerto Rico Public Buildings Authority[7]	5.375	07/01/2033	09/18/2030	B	2,643,750
2,710,000	Puerto Rico Public Buildings Authority[7]	7.000	07/01/2021	07/01/2021		1,470,175
1,750,000	Puerto Rico Public Finance Corp., Series B7	5.500	08/01/2031	07/17/2029	B	48,125
600,000	Puerto Rico Public Finance Corp., Series B7	6.000	08/01/2024	08/01/2024		16,500
1,400,000	Puerto Rico Public Finance Corp., Series B7	6.000	08/01/2025	08/01/2025		38,500
3,300,000	Puerto Rico Public Finance Corp., Series B7	6.000	08/01/2026	08/01/2026		90,750
70,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.000	08/01/2018	08/01/2018		18,813
2,505,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.000	08/01/2024	08/01/2024		673,219

49 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$10,000,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.375%	08/01/2020	08/01/2020		$2,687,500
230,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.375	08/01/2039	02/21/2039	B	61,813
9,850,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.500	08/01/2021	08/01/2021		2,647,188
7,150,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.500	08/01/2022	08/01/2022		1,921,563
885,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.500	08/01/2023	08/01/2023		237,844
600,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.500	08/01/2028	08/01/2028		161,250
5,030,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.500	08/01/2037	06/26/2037	B	1,351,813
4,735,000	Puerto Rico Sales Tax Financing Corp., Series A7	6.125	08/01/2029	08/01/2029		1,272,531
1,280,000	Puerto Rico Sales Tax Financing Corp., Series C7	5.375	08/01/2036	08/01/2036		344,000
475,000	Puerto Rico Sales Tax Financing Corp., Series C7	5.375	08/01/2038	07/12/2038	B	127,656
2,575,000	Puerto Rico Sales Tax Financing Corp., Series C7	6.000	08/01/2039	08/01/2039		692,031
100,000	University of Puerto Rico, Series P, NPFGC[2]	5.000	06/01/2024	08/31/2017	A	100,120
315,000	University of Puerto Rico, Series P	5.000	06/01/2024	06/01/2024		157,500
495,000	University of Puerto Rico, Series Q	5.000	06/01/2021	06/01/2021		247,499
300,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2023	08/31/2017	A	313,380
160,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2025	08/31/2017	A	161,491
125,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2026	08/31/2017	A	126,165
						72,051,553

Total Investments, at Value (Cost $597,939,408)—101.9%						565,511,443
Net Other Assets (Liabilities)—(1.9)						(10,538,193)
Net Assets—100.0%						$554,973,250

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

50 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. Represents the current interest rate for a variable or increasing rate security.

7. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
AGC	Assured Guaranty Corp.
BMH	Bakersfield Memorial Hospital
CDA	Communities Devel. Authority
CFD	Community Facilities District
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
CHlthSys	Covenant Health System
CMF	CHCW Medical Foundation
CmntyHOSB	Community Hospital of San Bernardino
COP	Certificates of Participation
CVHP	Citrus Valley Health Partners
CVMC	Citrus Valley Medical Center
DHlth	Dignity Health
EMC	Eden Medical Center
FCHMC	Fresno Community Hospital & Medical Center
FF	Feedback Foundation
FGIC	Financial Guaranty Insurance Co.
FH	Foothill Hospital
GCCCD	Grossmont-Cuyamaca Community College District
GO	General Obligation
HFA	Housing Finance Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MHL	Methodist Hospital Levelland
MHPT	Methodist Hospital Plainview Texas
MHRMC	Mission Hospital Regional Medical Center
MPHS	Mills-Peninsula Health Services
MSrH	Mercy Senior Housing
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
NPFGC	National Public Finance Guarantee Corp
OCTC	Olive Crest Treatment Centers
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education

51 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PCCD	Palomar Community College District
QVHN	Queen of the Valley Hospital of Napa
RMHF	Redwood Memorial Hospital of Fortuna
SAHS	SRM Alliance Hospital Services
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCADP	Southern California Alcohol & Drug Programs
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SFMH	St. Francis Memorial Hospital
SGMF	Sutter Gould Medical Foundation
SHF	Sierra Hospital Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHosp	St. Jude Hospital
SJHS	St. Joseph Health System
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SNVMMH	Sierra Nevada Memorial-Miners Hospital
SRMH	SRM Alliance Hospital Services
STTJCCD	Shasta-Tehama-Trinity Joint Community College District
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Vialley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice
TASC	Tobacco Settlement Asset-Backed Bonds
UCI	University of California Irvine
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

52 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2017

Assets
Investments, at value (cost $597,939,408)—see accompanying statement of investments	$565,511,443

Cash	607,256

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	13,368,229
Interest	8,121,318
Shares of beneficial interest sold	684,362
Other	139,189

Total assets	588,431,797

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	15,900,000
Payable for short-term floating rate notes issued (See Note 4)	14,830,000
Shares of beneficial interest redeemed	2,158,789
Dividends	331,931
Distribution and service plan fees	77,091
Trustees’ compensation	35,554
Interest expense on borrowings	12,163
Shareholder communications	11,062
Other	101,957

Total liabilities	33,458,547

Net Assets	$554,973,250

Composition of Net Assets
Par value of shares of beneficial interest	$175,950

Additional paid-in capital	630,628,715

Accumulated net investment income	801,268

Accumulated net realized loss on investments	(44,204,718)

Net unrealized depreciation on investments	(32,427,965)

Net Assets	$554,973,250

53 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $239,255,849 and 75,863,538 shares of beneficial interest outstanding)	$3.15
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.22

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $217,916 and 66,909 shares of beneficial interest outstanding)	$3.26

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $122,815,836 and 39,098,514 shares of beneficial interest outstanding)	$3.14

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $192,683,649 and 60,920,540 shares of beneficial interest outstanding)	$3.16

See accompanying Notes to Financial Statements.

54 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Year Ended July 31, 2017

Investment Income
Interest	$22,825,990

Expenses
Management fees	2,376,125

Distribution and service plan fees:
Class A	631,666
Class B	2,595
Class C	1,307,520

Transfer and shareholder servicing agent fees:
Class A	254,745
Class B	260
Class C	130,828
Class Y	164,448

Shareholder communications:
Class A	11,814
Class C	11,471
Class Y	11,158

Borrowing fees	388,960

Interest expense and fees on short-term floating rate notes issued (See Note 4)	108,292

Interest expense on borrowings	39,967

Trustees’ compensation	8,439

Custodian fees and expenses	3,342

Other	161,983

Total expenses	5,613,613

Net Investment Income	17,212,377

Realized and Unrealized Loss
Net realized loss on investment transactions	(4,106,948)

Net change in unrealized appreciation/depreciation on investment transactions	(18,223,968)

Net Decrease in Net Assets Resulting from Operations	$(5,118,539)

See accompanying Notes to Financial Statements.

55 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016

Operations
Net investment income	$17,212,377	$19,610,771

Net realized loss	(4,106,948)	(2,553,982)

Net change in unrealized appreciation/depreciation	(18,223,968)	18,104,582

Net increase (decrease) in net assets resulting from operations	(5,118,539)	35,161,371

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,980,177)	(9,883,987)
Class B	(6,854)	(9,970)
Class C	(3,648,458)	(4,128,507)
Class Y	(6,186,552)	(5,703,563)

	(18,822,041)	(19,726,027)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,633,236)	(53,332,951)
Class B	(129,291)	(76,622)
Class C	(8,850,364)	(19,145,766)
Class Y	52,965,811	(17,466,765)

	41,352,920	(90,022,104)

Net Assets
Total increase (decrease)	17,412,340	(74,586,760)

Beginning of period	537,560,910	612,147,670

End of period (including accumulated net investment income of $801,268 and $2,369,602, respectively)	$554,973,250	$537,560,910

See accompanying Notes to Financial Statements.

56 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2017

Cash Flows from Operating Activities
Net decrease in net assets from operations	$ (5,118,539)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(196,425,417)
Proceeds from disposition of investment securities	117,333,211
Short-term investment securities, net	348,195
Premium amortization	5,286,106
Discount accretion	(1,262,016)
Net realized loss on investments	4,106,948
Net change in unrealized appreciation/depreciation on investments	18,223,968
Change in assets:
Increase in other assets	(9,464)
Decrease in interest receivable	643,807
Decrease in receivable for securities sold	3,625,320
Change in liabilities:
Increase in other liabilities	50,271
Decrease in payable for securities purchased	(78,379)

Net cash used in operating activities	(53,275,989)

Cash Flows from Financing Activities
Proceeds from borrowings	103,800,000
Payments on borrowings	(87,900,000)
Proceeds on short-term floating rate notes issued	8,165,000
Proceeds from shares sold	241,618,914
Payments on shares redeemed	(212,187,292)
Cash distributions paid	(4,289,766)

Net cash provided by financing activities	49,206,856

Net decrease in cash	(4,069,133)

Cash, beginning balance	4,676,389

Cash, ending balance	$607,256

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $14,467,669.

Cash paid for interest on borrowings—$29,527.

Cash paid for interest on short-term floating rate notes issued—$108,292.

See accompanying Notes to Financial Statements.

57 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.29	$3.20	$3.29	$3.30	$3.43

Income (loss) from investment operations:
Net investment income[1]	0.10	0.11	0.12	0.14	0.13
Net realized and unrealized gain (loss)	(0.13)	0.10	(0.08)	(0.03)	(0.13)

Total from investment operations	(0.03)	0.21	0.04	0.11	0.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.12)	(0.13)	(0.12)	(0.13)

Net asset value, end of period	$3.15	$3.29	$3.20	$3.29	$3.30

Total Return, at Net Asset Value[2]	(0.81)%	6.52%	0.97%	3.40%	(0.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$239,256	$253,173	$299,041	$370,784	$461,700

Average net assets (in thousands)	$254,686	$278,049	$345,303	$405,307	$385,057

Ratios to average net assets:[3]
Net investment income	3.25%	3.54%	3.56%	4.15%	3.68%
Expenses excluding specific expenses listed below	0.81%	0.81%	0.79%	0.78%	0.73%
Interest and fees from borrowings	0.08%	0.13%	0.09%	0.09%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.01%	0.01%	0.01%	0.01%

Total expenses	0.91%	0.95%	0.89%	0.88%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.95%	0.89%	0.88%[5]	0.80%

Portfolio turnover rate	21%	13%	39%	19%	37%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

58 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Class B	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.40	$3.30	$3.39	$3.39	$3.52

Income (loss) from investment operations:
Net investment income[1]	0.08	0.09	0.09	0.11	0.10
Net realized and unrealized gain (loss)	(0.13)	0.10	(0.08)	(0.02)	(0.13)

Total from investment operations	(0.05)	0.19	0.01	0.09	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.09)	(0.10)	(0.09)	(0.10)

Net asset value, end of period	$3.26	$3.40	$3.30	$3.39	$3.39

Total Return, at Net Asset Value[2]	(1.53)%	5.81%	0.13%	2.73%	(1.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$218	$358	$424	$792	$1,253

Average net assets (in thousands)	$259	$374	$626	$1,008	$1,470

Ratios to average net assets:[3]
Net investment income	2.53%	2.76%	2.78%	3.29%	2.78%
Expenses excluding specific expenses listed below	1.56%	1.58%	1.59%	1.65%	1.69%
Interest and fees from borrowings	0.08%	0.13%	0.09%	0.09%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.01%	0.01%	0.01%	0.01%

Total expenses	1.66%	1.72%	1.69%	1.75%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.66%	1.72%	1.69%	1.75%	1.76%

Portfolio turnover rate	21%	13%	39%	19%	37%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

59 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.28	$3.19	$3.28	$3.29	$3.41

Income (loss) from investment operations:
Net investment income[1]	0.08	0.09	0.09	0.11	0.10
Net realized and unrealized gain (loss)	(0.13)	0.09	(0.08)	(0.03)	(0.12)

Total from investment operations	(0.05)	0.18	0.01	0.08	(0.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.09)	(0.10)	(0.09)	(0.10)

Net asset value, end of period	$3.14	$3.28	$3.19	$3.28	$3.29

Total Return, at Net Asset Value[2]	(1.56)%	5.76%	0.22%	2.62%	(0.56)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,816	$137,410	$152,646	$144,345	$156,017

Average net assets (in thousands)	$130,783	$146,397	$156,790	$144,718	$138,944

Ratios to average net assets:[3]
Net investment income	2.50%	2.79%	2.77%	3.38%	2.91%
Expenses excluding specific expenses listed below	1.57%	1.56%	1.55%	1.55%	1.52%
Interest and fees from borrowings	0.08%	0.13%	0.09%	0.09%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.01%	0.01%	0.01%	0.01%

Total expenses	1.67%	1.70%	1.65%	1.65%	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	1.70%	1.65%	1.65%[5]	1.59%

Portfolio turnover rate	21%	13%	39%	19%	37%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

60 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Class Y	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.30	$3.21	$3.30	$3.31	$3.43

Income (loss) from investment operations:
Net investment income[1]	0.11	0.12	0.12	0.14	0.13
Net realized and unrealized gain (loss)	(0.13)	0.09	(0.08)	(0.02)	(0.11)

Total from investment operations	(0.02)	0.21	0.04	0.12	0.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.12)	(0.13)	(0.13)	(0.14)

Net asset value, end of period	$3.16	$3.30	$3.21	$3.30	$3.31

Total Return, at Net Asset Value[2]	(0.57)%	6.76%	1.22%	3.63%	0.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192,683	$146,620	$160,037	$122,222	$133,176

Average net assets (in thousands)	$164,605	$150,663	$161,312	$115,517	$125,603

Ratios to average net assets:[3]
Net investment income	3.43%	3.78%	3.76%	4.38%	3.91%
Expenses excluding specific expenses listed below	0.57%	0.57%	0.55%	0.54%	0.50%
Interest and fees from borrowings	0.08%	0.13%	0.09%	0.09%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.01%	0.01%	0.01%	0.01%

Total expenses	0.67%	0.71%	0.65%	0.64%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.71%	0.65%	0.64%[5]	0.57%

Portfolio turnover rate	21%	13%	39%	19%	37%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

61 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2017

1. Organization

Oppenheimer Rochester Limited Term California Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

62 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

63 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$3,693,830	$—	$44,166,824	$31,398,689

1. At period end, the Fund had $44,166,824 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$10,731,096
2019	3,010,369
No expiration	30,425,359

Total	$44,166,824

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $2,457,882 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$2,457,882	$41,330	$2,416,552

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2017	Year Ended July 31, 2016

Distributions paid from:
Exempt-interest dividends	$18,762,751	$19,683,882
Ordinary income	59,290	42,145

Total	$18,822,041	$19,726,027

64 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$582,138,869[1]

Gross unrealized appreciation	$15,915,933
Gross unrealized depreciation	(47,314,622)

Net unrealized depreciation	$(31,398,689)

1. The Federal tax cost of securities does not include cost of $14,771,263, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ended after August 1, 2017. The implementation of the rules will not have a material impact on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily

65 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial

66 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$493,459,890	$—	$493,459,890
U.S. Possessions	—	72,051,553	—	72,051,553

Total Assets	$—	$565,511,443	$—	$565,511,443

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating

67 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in

68 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust

69 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $6,665,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $24,953,525 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $14,830,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,675,000	Long Beach, CA Unified School District Tender Option Bond Series 2017-XF0560-1 Trust	10.203%	8/1/33	$2,666,181
2,410,000	Long Beach, CA Unified School District Tender Option Bond Series 2017-XF0560-2 Trust	10.197	8/1/35	3,771,168
3,335,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF2021 Trust[3]	10.982	5/15/25	3,686,176

				$10,123,525

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting

70 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $14,830,000 or 2.52% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$13,368,229

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the

71 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$74,201,784
Market Value	$28,358,204
Market Value as % of Net Assets	5.11%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates

72 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

5. Market Risk Factors (Continued)

against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	28,580,626	$92,056,343	19,109,263	$61,862,186
Dividends and/or distributions reinvested	2,305,445	7,384,784	2,429,827	7,865,701
Redeemed	(31,937,881)	(102,074,363)	(38,012,489)	(123,060,838)
Net decrease	(1,051,810)	$(2,633,236)	(16,473,399)	$(53,332,951)

Class B
Sold	1,543	$5,226	10,029	$33,493
Dividends and/or distributions reinvested	2,077	6,854	2,628	8,768
Redeemed	(42,186)	(141,371)	(35,697)	(118,883)
Net decrease	(38,566)	$(129,291)	(23,040)	$(76,622)

Class C
Sold	6,654,331	$21,309,113	7,116,700	$22,948,346
Dividends and/or distributions reinvested	833,576	2,661,349	918,549	2,959,542
Redeemed	(10,293,775)	(32,820,826)	(13,974,937)	(45,053,654)
Net decrease	(2,805,868)	$(8,850,364)	(5,939,688)	$(19,145,766)

73 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount

Class Y
Sold	39,739,170	$127,403,184	21,591,536	$70,163,577
Dividends and/or distributions reinvested	1,375,831	4,414,682	1,162,797	3,772,995
Redeemed	(24,617,361)	(78,852,055)	(28,176,607)	(91,403,337)

Net increase (decrease)	16,497,640	$52,965,811	(5,422,274)	$(17,466,765)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$196,425,417	$117,333,211

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Over $2 billion	0.39

The Fund’s effective management fee for the reporting period was 0.43% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

74 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	1,480
Accumulated Liability as of July 31, 2017	10,692

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any

75 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

July 31, 2017	$17,053	$20,945	$15	$17,209

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater

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9. Borrowings and Other Financing (Continued)

trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.1825% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.1825%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$4,223,288
Average Daily Interest Rate	0.930%
Fees Paid	$267,954
Interest Paid	$29,527

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with

77 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$122,144

10. Subsequent Event

Since the reporting period end there have been two hurricanes that impacted Puerto Rico and the U.S. Virgin Islands causing significant damages. While the full impact of these storms is uncertain, subsequent to fiscal year end and through financial statement issuance date, the change in market value of the Fund’s investments in Puerto Rico and the U.S. Virgin Islands had a negative impact on the Fund’s net assets by less than1%.

78 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Limited Term California Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term California Municipal Fund (the Fund), including the statement of investments, as of July 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Limited Term California Municipal Fund as of July 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2017

79 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.68% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

80 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

81 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester Limited Term
California Municipal Fund	7/25/17	62.6%	0.0%	37.4%

82 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director

83 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Director of Cartica Management, LLC Funds (private investment funds) (since 2017); Trustee of University of Florida Law Center Association, Inc. (since 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

84 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2016) and Senior Portfolio Manager of the Sub-Adviser (since January 2017); Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

89 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

90 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0801.001.0717 September 26, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $47,500 in fiscal 2017 and $46,000 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,050 in fiscal 2017 and $4,404 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $320,775 in fiscal 2017 and $736,335 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, and custody exams

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $710,577 in fiscal 2017 and $298,261 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,035,402 in fiscal 2017 and $1,039,000 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Limited Term California Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/12/2017